UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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APOLLO GLOBAL MANAGEMENT, LLC

(Name of Registrant as Specified In Its Charter)

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Schedule 14C Information Statement

(Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended)

APOLLO GLOBAL MANAGEMENT, LLC

9 West 57th Street, 43rd Floor

New York, New York 10019

(212) 515-3200

NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY VOTING POWER OF THE COMPANY’S COMMON SHARES

To the shareholders of Apollo Global Management, LLC:

Apollo Global Management, LLC (the “Company”) is writing to advise you that on June 20, 2019, BRH Holdings GP, Ltd., the holder of the Company’s single Class B common share representing limited liability company interests of the Company (the “Class B Share”), which represented 52.2% of the total voting power of the Company’s Class B Share and the Class A common shares representing limited liability company interests of the Company (the “Class A Shares” and, together with the Class B Share, the “Common Shares”) entitled to vote on June 10, 2019 (the “Record Date”), approved by written consent (the “Written Consent”) in lieu of a shareholders’ meeting the proposal to:

(a)

amend, restate and rename (as the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan) the Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan (the “Equity Plan” and, as amended, the “Amended Equity Plan”) to (i) extend the term of the Equity Plan for ten years from the effective date of the Approved Actions (which is 20 calendar days following the mailing of this information statement to the holders of the Company’s Common Shares) and (ii) provide for the adjustment of the number of Class A Shares reserved and available for issuance under the Amended Equity Plan based on the number of the Class A Shares granted under the EPV Equity Plan (as defined below); and

(b)	adopt the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan for Estate Planning Vehicles (the “EPV Equity Plan” (the actions described in (a) and (b), the “Approved Actions”).

A copy of the Amended Equity Plan is attached hereto as Appendix A. A copy of the EPV Equity Plan is attached hereto as Appendix B.

The Information Statement being provided is dated                     , 2019 and is first being mailed on or about                     , 2019, to the holders of record of the Company’s Common Shares, as of the close on business on the Record Date, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Approved Actions, and is sufficient under the Company’s Third Amended and Restated Limited Liability Company Agreement dated March 19, 2018 (the “LLCA”) and Section 18-404 of the Delaware Limited Liability Company Act, to approve each of the Approved Actions. Accordingly, because the Approved Actions have been approved pursuant to the Written Consent, no shareholder consents are being solicited in connection with this information statement. The Approved Actions will become effective on                     , 2019 which is the twentieth calendar day following the mailing of this information statement to the holders of the Company’s Common Shares.

This is not a notice of a meeting of shareholders and no shareholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of AGM Management, LLC,

the Company’s manager,

/s/ John J. Suydam
Name: John J. Suydam Title: Vice President and Secretary

APOLLO GLOBAL MANAGEMENT, LLC

9 West 57th Street, 43rd Floor

New York, New York 10019

(212) 515-3200

INFORMATION STATEMENT

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY THE MAJORITY OF THE VOTES ENTITLED TO BE CAST. THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

About this Information Statement – Summary of Actions

This Information Statement is being furnished by Apollo Global Management, LLC, a Delaware limited liability company (“we,” “us,” “our” or the “Company”), in connection with the written consent (the “Written Consent”) of BRH Holdings GP, Ltd., the holder of the Company’s single Class B common share representing limited liability company interests of the Company (the “Class B Share”), which represented 52.2% of the total voting power of the Company’s Class B Share and the Class A common shares representing limited liability company interests of the Company (the “Class A Shares” and, together with the Class B Share, the “Common Shares”) entitled to vote as of June 10, 2019 (the “Record Date”), approving:

(a)

the amendment, restatement and renaming (as the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan) of the Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan (the “Equity Plan,” and, as amended, the “Amended Equity Plan”) to (i) extend the term of the Equity Plan for ten years from the effective date of the Approved Actions (which is 20 calendar days following the mailing of this information statement to the holders of the Company’s Common Shares) and (ii) provide for the adjustment of the number of Class A Shares reserved and available for issuance under the Amended Equity Plan based on the number of the Class A Shares granted under the EPV Equity Plan; and

(b)

the adoption of the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan for Estate Planning Vehicles (the “EPV Equity Plan”) (the actions described in (a) and (b), the “Approved Actions”).

A copy of the Amended Equity Plan is attached hereto as Appendix A. A copy of the EPV Equity Plan is attached hereto as Appendix B.

Only holders of record of the Company’s Common Shares (the “Shareholders”) at the close of business on the Record Date are being given notice of these actions by the Written Consent. As of the Record Date, the Company had a single Class B Share and 200,436,104 Class A Shares issued and outstanding.

In accordance with the requirements of the Company’s LLCA and the Delaware Limited Liability Company Act (the “DLLCA”), on June 19, 2019, the Approved Actions were first proposed and approved by AGM Management, LLC, a Delaware limited liability company, the manager of the Company (the “Manager”). On June 20, 2019, the Approved Actions were subsequently authorized by written consent in lieu of a meeting of the Shareholders, executed by the holder of the Class B Share.

No action is required by you. This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing the Shareholders who would otherwise have been entitled to vote or give an authorization, approval or consent in regard to the actions described above before they take effect. These actions have been approved by the holder of a majority of the combined voting power of the Company’s Common Shares. The Company is not soliciting proxies.

The actions taken by BRH Holdings GP, Ltd. will not become effective until 20 days after the mailing of the definitive form of this Information Statement to the other Shareholders.

The Company is not aware of any substantial interest, direct or indirect, by Shareholders or otherwise, that is in opposition to the actions being taken.

The entire cost of furnishing this Information Statement will be borne by the Company.

The Company’s principal executive offices are located at 9 West 57th Street, 43rd Floor, New York, New York 10019 and the Company’s telephone number is (212) 515-3200.

No Dissenters Rights

The proposed actions are not actions for which shareholders of a Delaware limited liability company have the right to dissent under the DLLCA.

Proposals by Security Holders

No Shareholder has requested that the Company include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the Shareholders at an annual or special meeting.

Materials

The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Shares held of record by them. Furthermore, only one Information Statement is being delivered to two or more Shareholders who share an address unless the Company has received contrary instruction from one or more of such Shareholders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a Shareholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to the Company’s corporate secretary at the Company’s executive offices at the address specified above.

As noted above, the Company is not soliciting proxies.

This Information Statement is dated                 , 2019 and is first being mailed to the Company’s Shareholders on or about                 , 2019.

FORWARD LOOKING STATEMENTS

This Information Statement may contain forward-looking statements with respect to the Company and its consolidated subsidiaries. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Information Statement, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 1, 2019, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Information Statement and in other SEC filings. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: The Shareholder holding a majority of the voting power of the Company’s outstanding Common Shares took actions by written consent in lieu of a shareholders’ meeting. Federal securities laws require that the Company’s other Shareholders receive this Information Statement before the actions can become effective.

Q: What actions did the shareholder take?

A: The Shareholder holding a majority of the voting power of the Company’s outstanding Common Shares executed a written consent approving (a) the amendment, restatement and renaming of the Company’s Equity Plan to (i) extend the term of the plan for ten years from the effective date of the Approved Actions (which is 20 calendar days following the mailing of this information statement to the holders of the Company’s Common Shares) and (ii) provide for the adjustment of the number of Class A Shares reserved and available for issuance under the Amended Equity Plan based on the number of Class A Shares granted under the EPV Equity Plan, and (b) the adoption of the EPV Equity Plan. Pursuant to the rules and regulations of the SEC, these actions require notification to all of the Company’s Shareholders.

Q: What action do I need to take as a Shareholder?

A: You are not required to take any action. The actions approved by written consent will take effect 20 days after the date of mailing of the definitive form of this Information Statement.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Delaware law in connection with the actions taken by the Written Consent.

Q: Where can I find more information about the Company?

A: As required by law, the Company files annual, quarterly and current reports and other information with the SEC that contain additional information about the Company. You can inspect and copy these materials on the SEC’s Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact the Company in writing at its principal executive offices at 9 West 57th Street, 43rd Floor, New York, New York 10019.

VOTING AND VOTE REQUIRED

The Shareholder holding a majority of the combined voting power of the Company’s Common Shares authorized the Approved Actions. The effective date of the Approved Actions will be 20 calendar days after the date the definitive form of this Information Statement is mailed to the Company’s Shareholders. Upon effectiveness of the Approved Actions, (a)(i) the term of the Company’s Equity Plan shall be extended for ten years from the effective date of the Approved Actions (which is 20 calendar days following the mailing of this information statement to the holders of the Company’s Common Shares) and (ii) the Amended Equity Plan shall provide for the adjustment of the number of Class A Shares reserved and available for issuance under the Amended Equity Plan based on the number of the Class A Shares granted under the EPV Equity Plan, and (b) the EPV Equity Plan shall be adopted.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the Shareholder holding the majority of the combined voting power of the Company’s Common Shares, the Company is not seeking any consent, authorization or proxy from you.

The DLLCA and the Company’s LLCA provide that any matter that is to be voted on by the Shareholders may be taken without a meeting, without prior notice and without a vote, by a written consent of Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted. Pursuant to Section 3.2 and Article V of the Company’s LLCA, the Amended Equity Plan, the EPV Equity Plan and the issuance of securities under such plans can be proposed only by a determination of the Manager. The Company’s LLCA further provides that (a) each Shareholder holding a Class A Share is entitled to one vote for each Class A Share held by such Shareholder as of the record date relating to such vote, and (b) BRH Holdings GP, Ltd., as the sole holder of the single Class B Share, is entitled to a number of votes that is equal to the aggregate number of Operating Group Units (as defined in the Company’s LLCA) outstanding as of the record date relating to such vote, less the number of Class A Shares outstanding as of such record date.

The Approved Actions were first proposed and approved by the Manager on June 19, 2019. As of the Record Date, there were 200,436,104 Class A Shares and one Class B share issued or outstanding. On a combined basis, there were 402,681,665 votes attributable to the Company’s Common Shares. On June 20, 2019, BRH Holdings GP, Ltd., the holder of the single Class B Share, which represented 52.2% of the total voting power of the Company’s Common Shares entitled to vote on the Record Date, authorized the Approved Actions by the Written Consent.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Approved Actions. The Company is not seeking written consent from any other Shareholders, and the other Shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising Shareholders of the actions taken by the Written Consent and giving Shareholders notice of such actions taken as required by the Exchange Act. The foregoing actions approved by the Written Consent of Shareholders eliminates the cost and delay involved in holding an annual or special meeting of the Company’s Shareholders which would otherwise have been required to ratify the Approved Actions.

THE COMPANY’S AMENDED EQUITY PLAN

The Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan, or the “Equity Plan,” was adopted and approved by the Company’s Shareholders on October 23, 2007 and amended and restated and reapproved by the Company’s Shareholders as of March 10, 2011. As described above, the Equity Plan was subsequently amended, restated and renamed by the Written Consent of BRH Holdings GP, Ltd. on June 20, 2019. This amendment, restatement and renaming caused the Equity Plan to be renamed the “Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan” (the “Amended Equity Plan”).

The following is a summary of the material provisions of the Amended Equity Plan. The summary does not purport to be a complete statement of the Amended Equity Plan. The full Amended Equity Plan is attached hereto as Appendix A. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Amended Equity Plan.

General Information

The purposes of the Amended Equity Plan are to provide additional incentive to selected employees, and directors of, and consultants and other service providers to, the Company or the Company’s subsidiaries or affiliates, to strengthen their commitment, to motivate them to faithfully and diligently perform their responsibilities, to align their interests with those of the Company’s Class A Shareholders, and to attract and retain competent and dedicated individuals who are essential to the success of the Company’s businesses and whose efforts will result in the Company’s long-term growth and profitability. To accomplish such purposes, the Amended Equity Plan permits the Company to make grants of share options, share appreciation rights, restricted shares, restricted share units (“RSUs”), deferred shares, performance shares, distribution equivalent rights, unrestricted shares and other share-based awards, or any combination of the foregoing.

The Company has not established specific parameters regarding future grants. The Manager, or, in certain circumstances (including the conversion of the Company to a corporation), the Company’s board of directors or a committee thereof will determine the specific criteria applicable to equity issuances under the Amended Equity Plan. Through March 31, 2019, the Company has granted to its employees, subject to vesting, restricted shares, RSUs and options covering a total of 65,620,567 Class A Shares (net of forfeited awards and reductions of Class A Shares to be issued to employees to satisfy associated tax obligations in connection with the settlement of equity-based awards granted) under the Equity Plan. The Class A Shares reserved under the Amended Equity Plan are increased on the first day of each fiscal year by (i) the amount (if any) by which (a) 15% of the number of outstanding Class A Shares and Operating Group Units exchangeable for Class A Shares on a fully converted and diluted basis on the last day of the immediately preceding fiscal year exceeds (b) the number of shares then subject to outstanding awards or available for new awards under the Amended Equity Plan, or (ii) such lesser amount by which the plan administrator may decide to increase the number of Class A Shares. The number of shares granted under the EPV Equity Plan shall reduce the number of shares available for grant under the Amended Equity Plan, and the number of shares granted under the Amended Equity Plan shall reduce the number of shares available for grant under the EPV Equity Plan.    The aggregate shares covered by awards granted during any fiscal year to any single individual under the Amended Equity Plan or the EPV Equity Plan may equal, but shall not exceed (under both such plans collectively), (i) 10,000,000 shares subject to Options or Share Appreciation Rights or (ii) 10,000,000 shares subject to restricted shares, RSUs, performance shares, unrestricted shares or other share-based awards. The number of shares reserved under the Amended Equity Plan is also subject to adjustment in the event of a share split, share dividend, or other change in the Company’s capitalization. Generally, employee shares that are forfeited, canceled, surrendered or exchanged from awards under the Amended Equity Plan will be available for future awards.

Administration

The Equity Plan is currently administered by the Manager, although it may be administered by either the Manager or any committee appointed by the Manager and, in certain circumstances (including following the conversion of the Company to a corporation) the Amended Equity Plan shall be administered by the Company’s board of directors or a committee thereof (as applicable, the “plan administrator”). The plan administrator may interpret the Amended Equity Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Amended Equity Plan. The Amended Equity Plan permits the plan administrator to determine whether an eligible participant will receive an award, to determine the terms and conditions of those awards, including but not limited to the exercise price, the number of shares subject to awards, the term of the awards, the performance goals and the vesting schedule applicable to awards, to determine the restrictions applicable to awards of restricted shares or deferred shares and the conditions under which such restrictions will lapse, and to amend the terms and conditions of outstanding awards (except that certain amendments require the approval of the company’s shareholders).

Eligible Participants

Eligible participants under the Amended Equity Plan include current and former employees, directors, partners, consultants, members, and any other individual engaged by, the Company or any subsidiary or affiliate. As of March 31, 2019, approximately 1,232 of our current and former employees, partners and members, four independent directors, and 87 consultants and any other individuals engaged by the Company or any subsidiary or affiliate, were eligible to participate in the Equity Plan.

Restricted Share Units, Restricted Shares and Performance Shares

RSUs and restricted shares have been the most common types of awards that have been issued under the Equity Plan to date, and participants in certain carried interest programs of the Company are required to use a portion of their carried interest distributions to acquire restricted shares under the Amended Equity Plan. Performance shares also may be granted under the Amended Equity Plan. The plan administrator will determine the purchase price and performance objectives, if any, with respect to the grant of RSUs, restricted shares and performance shares. Participants with restricted shares and performance shares that have vested generally have all of the rights of a shareholder; participants generally will not have any rights of a shareholder with respect to RSUs (and restricted shares acquired under the Amended Equity Plan in connection with a carried interest distribution generally enjoy such rights from the date of grant, to the extent provided in the applicable award agreement). Subject to the provisions of the Amended Equity Plan and applicable award agreement, the plan administrator has sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or in part) under certain circumstances, including, but not limited to, the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability. RSU awards may include the right to receive distribution equivalents.

Options

The Company may issue share options under the Amended Equity Plan. The option exercise price of any share options granted under the Amended Equity Plan will be determined by the plan administrator. The term of any share options granted under the Amended Equity Plan will be determined by the plan administrator, but may not exceed ten years. Each share option will be exercisable at such time and pursuant to such terms and conditions as are determined by the plan administrator in the applicable share option agreement. Unless the applicable share option agreement provides otherwise, in the event of an optionee’s termination of employment or service for any reason other than cause, disability or death, such optionee’s share options (to the extent exercisable at the time of such termination) generally will remain exercisable until 90 days after such termination, and then expire. Unless the applicable share option agreement provides otherwise, in the event of an optionee’s termination of employment or service due to disability or death, such optionee’s share options (to the extent exercisable at the time of such termination) generally will remain exercisable until one year after such termination and will then expire. Share options that were not exercisable on the date of termination will expire at the close of business on the date of such termination. In the event of an optionee’s termination of employment or service for cause, such optionee’s outstanding share options will expire at the commencement of business on the date of such termination.

Share Appreciation Rights

Share appreciation rights may also be granted under the Amended Equity Plan. These rights may be granted either alone or in conjunction with all or part of any options granted under the Amended Equity Plan. The plan administrator will determine the number of shares to be awarded, the price per share and all other conditions of share appreciation rights. The provisions of share appreciation rights need not be the same with respect to each participant. The prospective recipients of share appreciation rights will not have any rights with respect to such awards unless and until such recipient has executed an award agreement. The plan administrator shall determine the times at which share appreciation rights are exercisable, and the term of such rights.

Other Share-Based Awards

Other share-based awards under the Amended Equity Plan include awards that may be denominated in or payable in, or valued in whole or in part by reference to, the Class A Shares, including but not limited to distribution equivalents, Long Term Incentive Plan (or “LTIP”) units, restricted units, performance units or Operating Group Units, each of which may be subject to the attainment of performance goals, a period of continued employment, or other terms or conditions as permitted under the Amended Equity Plan, as well as unrestricted shares. Other share-based awards may be granted as free-standing awards or in tandem with other awards under the Amended Equity Plan. LTIP unit awards, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, dividends or dividend equivalent payments with respect to the number of shares of Class A Shares corresponding to the LTIP award or other distributions from the Apollo Operating Group (as defined below) and the plan administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Class A Shares or LTIP units. The “Apollo Operating Group” refers to (i) the limited partnerships through which our managing partners, Messrs. Leon Black, Joshua Harris and Marc Rowan (collectively, the “Managing Partners”) currently operate our businesses and (ii) one or more limited partnerships formed for the purpose of, among other activities, holding certain of our gains or losses on our principal investments in the funds. The Amended Equity Plan provides that on terms and conditions determined by the plan administrator, including the conversion ratio, the LTIP units granted under those plans in the limited partnership units of the operating and investing entities may be converted into Class A Shares in the same manner as applicable to the Managing Partners. LTIP units may be structured as “profits interests,” “capital interests” or other types of interests for U.S. Federal income tax purposes. The plan administrator has the authority under the Amended Equity Plan to determine the number of shares underlying an award of LTIP units in light of all applicable circumstances, including performance-based vesting conditions, operating partnership “capital account allocations,” to the extent set forth in the partnership or other operating agreements for Apollo Operating Group, the Internal Revenue Code or Treasury Regulations, value accretion factors and conversion ratios.

Amendment and Termination

The Amended Equity Plan provides that the plan administrator may amend, alter or terminate the Amended Equity Plan, but no such action may materially impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Unless the plan administrator determines otherwise, shareholder approval of any such action will be obtained if required to comply with applicable law. The Amended Equity Plan will terminate on the tenth anniversary of [●], 2019 but awards granted prior to the termination date may extend beyond that date.

Registration

The Company has filed two registration statements for the Equity Plan on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) and intends to file additional registration statements on Form S-8 to register Class A Shares under the Amended Equity Plan (including pursuant to automatic annual increases). Any such Form S-8 registration statement will automatically become effective upon filing. Accordingly, Class A Shares registered under such a registration statement will be available for sale in the open market.

Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Restricted Share Units. In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of an RSU award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Restricted Shares. Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time less any amount paid for the shares, notwithstanding the fact that such restricted shares are subject to restrictions and a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse and the participant will have a tax basis in the shares equal to their fair market value on the date of their award. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant. If a Section 83(b) election is not made, a participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the Class A Shares at the time the shares are no longer subject to a substantial risk of forfeiture less any amount paid for the shares. For such a participant, we generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. For a participant who does not make a Section 83(b) election, his or her tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time.

Options. An optionee generally will not recognize taxable income upon the grant of an option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Class A Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any Class A Shares received upon exercise of an option will be the fair market value of the Class A Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Share Appreciation Rights. A participant who is granted a share appreciation right generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such share appreciation right, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Class A Shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Class A Shares received upon exercise of a share appreciation right will be the fair market value of the Class A Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Other Awards. With respect to other awards granted under the Amended Equity Plan, including unrestricted shares and other share-based awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any Class A Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Securities Authorized for Issuance under the Amended Equity Plan

The following table sets forth information concerning the awards that may be issued under the Amended Equity Plan as of March 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)(2)
	(a)	(b)	(c)
Equity Compensation Approved by Security Holders	12,320,945	$17.13	47,939,384
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	12,320,945	$17.13	47,939,384

(1)	Reflects the aggregate number of outstanding options and RSUs granted under the Equity Plan as of March 31, 2019.
(2)

The Class A Shares reserved under the Amended Equity Plan are increased on the first day of each fiscal year by (i) the amount (if any) by which (a) 15% of the number of outstanding Class A Shares and Operating Group Units exchangeable for Class A Shares on a fully converted and diluted basis on the last day of the immediately preceding fiscal year exceeds (b) the number of shares then subject to outstanding awards or available for new awards under the Amended Equity Plan, or (ii) such lesser amount by which the plan administrator may decide to increase the number of Class A Shares. The number of shares reserved under the Amended Equity Plan is also subject to adjustment in the event of a share split, share dividend, or other change in the Company’s capitalization. Generally, employee shares that are forfeited, canceled, surrendered or exchanged from awards under the Amended Equity Plan will be available for future awards. The Company has filed a registration statement and intend to file additional registration statements on Form S-8 under the Securities Act to register Class A Shares under the Amended Equity Plan (including pursuant to automatic annual increases). Any such Form S-8 registration statement will automatically become effective upon filing. Accordingly, Class A Shares registered under such registration statement will be available for sale in the open market.

THE COMPANY’S EPV EQUITY PLAN

The Apollo Global Management, LLC 2029 Omnibus Equity Incentive Plan for Estate Planning Vehicles, or the “EPV Equity Plan,” was adopted by the Written Consent of BRH Holdings GP, Ltd. on June 20, 2019.

The following is a summary of the material provisions of the EPV Equity Plan. The summary does not purport to be a complete statement of the EPV Equity Plan. The full EPV Equity Plan is attached hereto as Appendix B. All capitalized terms not defined herein shall have the same meaning ascribed to them within the EPV Equity Plan.

General Information

The purposes of the EPV Equity Plan are to provide additional incentive to selected employees, and directors of, and consultants and other service providers to, the Company or the Company’s subsidiaries or affiliates, to strengthen their commitment, to motivate them to faithfully and diligently perform their responsibilities, to align their interests with those of the Company’s Class A Shareholders, and to attract and retain competent and dedicated individuals who are essential to the success of the Company’s businesses and whose efforts will result in the Company’s long-term growth and profitability, and to enable certain types of estate planning vehicles associated with such persons to receive the types of awards described in the next sentence. To accomplish such purposes, the EPV Equity Plan permits the Company to make grants of share options, share appreciation rights, restricted shares, RSUs, deferred shares, performance shares, distribution equivalent rights, unrestricted shares and other share-based awards, or any combination of the foregoing. For an estate planning vehicle to be eligible to receive an Award under the EPV Equity Plan, (i) it must be established for the exclusive benefit of an eligible employee, director or other service provider, and/or such person’s family members, or (ii) an eligible employee, director or other service provider and/or his or her family members must own 100% of the equity interests and more than 50% of the voting interest of such estate planning vehicle.

The Company has not established specific parameters regarding future grants. The maximum number of Shares that may be delivered pursuant to Awards granted under the EPV Equity Plan shall be that number of shares available for grant under the EPV Equity Plan from time to time. However, the number of shares granted under the Amended Equity Plan after the Effective Date shall reduce the number of shares available for grant under the EPV Equity Plan (except that, for purposes of clarity, Shares subject to awards granted under the Amended Equity Plan that are forfeited, cancelled, exchanged or surrendered such that they again become available for new awards under the Amended Equity Plan shall thereby increase the number of Class A Shares available for new awards under the EPV Plan), and the number of shares granted under the EPV Equity Plan shall reduce the number of shares available for grant under the Amended Equity Plan. The plan administrator will determine the specific criteria applicable to equity issuances under the plan. The aggregate shares covered by awards granted during any fiscal year to any single individual under the EPV Equity Plan or the Amended Equity Plan may equal, but shall not exceed (under both such plans collectively), (i) 10,000,000 shares subject to Options or Share Appreciation Rights or (ii) 10,000,000 shares subject to restricted shares, RSUs, performance shares, unrestricted shares or other share-based awards. The number of shares reserved under the EPV Equity Plan is also subject to adjustment in the event of a share split, share dividend, or other change in the Company’s capitalization. Generally, employee shares that are forfeited, canceled, surrendered or exchanged from awards under the EPV Equity Plan will not be available for future awards under the EPV Equity Plan.

Administration

The EPV Equity Plan will initially be administered by the Manager, although it may be administered by either the Manager or any committee appointed by the Manager and, in certain circumstances (including following the conversion of the Company to a corporation) the EPV Equity Plan shall be administered by the

Company’s board of directors or a committee thereof (as applicable, the “plan administrator”). The plan administrator may interpret the EPV Equity Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the EPV Equity Plan. The EPV Equity Plan permits the plan administrator to determine whether an estate planning vehicle of an employee or other service provider will receive an award, to determine the terms and conditions of those awards, including but not limited to the exercise price, the number of shares subject to awards, the term of the awards, the performance goals and the vesting schedule applicable to awards, to determine the restrictions applicable to awards of restricted shares or deferred shares and the conditions under which such restrictions will lapse, and to amend the terms and conditions of outstanding awards (except that certain amendments require the approval of the company’s shareholders).

Eligible Participants

Eligible participants under the EPV Equity Plan include estate planning vehicles (i) established for the exclusive benefit of an eligible employee, director or other service provider, and/or such person’s family members, or (ii) in respect of which an eligible employee, director or other service provider and/or his or her family members own 100% of the equity interests and more than 50% of the voting interest of such estate planning vehicle. As of March 31, 2019, approximately 1,232 of our current and former employees, partners and members, four independent directors and 87 consultants and other individual engaged by the Company or any subsidiary or affiliate were eligible to participate in the Equity Plan, and would have been eligible to participate in the EPV Plan had it been in effect as of March 31, 2019.

Restricted Share Units, Restricted Shares and Performance Shares

Participants in certain carried interest programs of the Company are required to use a portion of their carried interest distributions to acquire restricted shares and it is anticipated that certain of those participants will request to acquire such restricted shares under the EPV Equity Plan. RSUs and performance shares also may be granted under the EPV Equity Plan. The plan administrator will determine the purchase price and performance objectives, if any, with respect to the grant of restricted shares, RSUs and performance shares. Participants with restricted shares and performance shares that have vested generally have all of the rights of a shareholder (and restricted shares acquired under the EPV Equity Plan in connection with a carried interest distribution are generally enjoy such rights from the date of grant, to the extent provided in the applicable award agreement); participants generally will not have any rights of a shareholder with respect to RSUs. Subject to the provisions of the EPV Equity Plan and applicable award agreement, the plan administrator has sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or in part) under certain circumstances, including, but not limited to, the attainment of certain performance goals, the associated employee’s or service provider’s termination of employment or service or death or disability. RSU awards may include the right to receive distribution equivalents.

Options

The Company may issue share options under the EPV Equity Plan. The option exercise price of any share options granted under the EPV Equity Plan will be determined by the plan administrator. The term of any share options granted under the EPV Equity Plan will be determined by the plan administrator, but may not exceed ten years. Each share option will be exercisable at such time and pursuant to such terms and conditions as are determined by the plan administrator in the applicable share option agreement. Unless the applicable share option agreement provides otherwise, in the event of an associated employee’s or service provider’s termination of employment or service for any reason other than cause, disability or death, such optionee’s share options (to the extent exercisable at the time of such termination) generally will remain exercisable until 90 days after such termination, and then expire. Unless the applicable share option agreement provides otherwise, in the event of an associated employee’s or service provider’s termination of employment or service due to disability or death, such optionee’s share options (to the extent exercisable at the time of such termination) generally will remain exercisable until one year after such termination and will then expire. Share options that were not exercisable on the date of termination will expire at the close of business on the date of such termination. In the event of an associated employee’s or service provider’s termination of employment or service for cause, such optionee’s outstanding share options will expire at the commencement of business on the date of such termination.

Share Appreciation Rights

Share appreciation rights may also be granted under the EPV Equity Plan. These rights may be granted either alone or in conjunction with all or part of any options granted under the EPV Equity Plan. The plan administrator will determine the number of shares to be awarded, the price per share and all other conditions of share appreciation rights. The provisions of share appreciation rights need not be the same with respect to each participant. The prospective recipients of share appreciation rights will not have any rights with respect to such awards unless and until such recipient has executed an award agreement. The plan administrator shall determine the times at which share appreciation rights are exercisable, and the term of such rights.

Other Share-Based Awards

Other share-based awards under the EPV Equity Plan include awards that may be denominated in or payable in, or valued in whole or in part by reference to, the Class A Shares, including but not limited to distribution equivalents, Long Term Incentive Plan (or “LTIP”) units, restricted units, performance units or Operating Group Units, each of which may be subject to the attainment of performance goals, a period of continued employment, or other terms or conditions as permitted under the EPV Equity Plan, as well as unrestricted shares. Other share-based awards may be granted as free-standing awards or in tandem with other awards under the EPV Equity Plan. LTIP unit awards, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, dividends or dividend equivalent payments with respect to the number of shares of Class A Shares corresponding to the LTIP award or other distributions from the Apollo Operating Group and the plan administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Class A Shares or LTIP units. The EPV Equity Plan provides that on terms and conditions determined by the plan administrator, including the conversion ratio, the LTIP units granted under those plans in the limited partnership units of the operating and investing entities may be converted into Class A Shares in the same manner as applicable to the Managing Partners. LTIP units may be structured as “profits interests,” “capital interests” or other types of interests for U.S. Federal income tax purposes. The plan administrator has the authority under the EPV Equity Plan to determine the number of shares underlying an award of LTIP units in light of all applicable circumstances, including performance-based vesting conditions, operating partnership “capital account allocations,” to the extent set forth in the partnership or other operating agreements for Apollo Operating Group, the Internal Revenue Code or Treasury Regulations, value accretion factors and conversion ratios.

Amendment and Termination

The EPV Equity Plan provides that the plan administrator may amend, alter or terminate the EPV Equity Plan, but no such action may materially impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Unless the plan administrator determines otherwise, shareholder approval of any such action will be obtained if required to comply with applicable law. The EPV Equity Plan will terminate on the tenth anniversary of the effective date of the Approved Actions (which is 20 calendar days following the mailing of this information statement to the holders of the Company’s Common Shares) but awards granted prior to the termination date may extend beyond that date.

No Registration

The Company does not intend to file a registration statement on Form S-8 to register Class A Shares under the EPV Equity Plan but the plan administrator reserves the right to register the Class A Shares to the extent permitted by applicable law from time to time. At any time they are not registered, the Class A Shares awarded under the EPV Equity Plan shall be subject to an available exemption from registration and would generally be restricted securities for purposes of Rule 144 of the Securities Act, which imposes certain limitations on the rights of their holders to sell such securities.

Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of options awarded under the EPV Equity Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. An optionee or associated employee or other service provider generally will not recognize taxable income upon the grant of an option. Rather, at the time of exercise of the option, ordinary income will be recognized for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Class A Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any Class A Shares received upon exercise of an option will be the fair market value of the Class A Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Securities Authorized for Issuance under the EPV Equity Plan

The following table sets forth information concerning the awards that could have been issued under the EPV Equity Plan as of March 31, 2019, had it been in effect at March 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)(2)
	(a)	(b)	(c)
Equity Compensation Approved by Security Holders	12,320,945	$17.13	47,939,384
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	12,320,945	$17.13	47,939,384

(1)	Reflects the aggregate number of outstanding options and RSUs granted under the Equity Plan as of March 31, 2019.
(2)

The Class A Shares reserved and available for new awards under the EPV Equity Plan is equal to that number of Class A Shares available for new awards under the Amended Equity Plan from time to time. However, the number of shares granted under the Amended Equity Plan after the Effective Date shall reduce the number of shares available for grant under the EPV Equity Plan, and the number of shares granted under the EPV Equity Plan shall reduce the number of shares available for grant under the Amended Equity Plan. The number of shares reserved under the EPV Equity Plan is also subject to adjustment in the event of a share split, share dividend, or other change in the Company’s capitalization. Generally, employee shares that are forfeited, canceled, surrendered or exchanged from awards under the Amended Equity Plan or the EPV Equity Plan will be available for future awards under the EPV Equity Plan. The Company has not filed a registration statement and does not intend to file a registration statement on Form S-8 under the Securities Act to register Class A Shares under the EPV Equity Plan. Accordingly, Class A Shares awarded under the EPV Equity Plan shall be subject to an available exemption from registration and would generally be restricted securities for purposes of Rule 144 of the Securities Act, which imposes certain limitations on the rights of their holders to sell such securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Class A Shares and Class B Shares as of June 10, 2019 by (i) each person known to us to beneficially own more than 5% of the voting Class A Shares of Apollo Global Management, LLC, (ii) each of our directors, (iii) each person who is a named executive officer for 2018 and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A Shares and interests in our Class B Share shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated, the address of each person named in the table is c/o Apollo Global Management, LLC, 9 West 57th Street, New York, NY 10019.

In respect of the Company’s Class A Shares, the table set forth below assumes the exchange by AP Professional Holdings, L.P. of all Operating Group Units for the Company’s Class A Shares with respect to which the person listed below as the beneficial owner has the right to direct such exchange pursuant to the Fifth Amended and Restated Exchange Agreement, dated as of April 28, 2017 and the distribution of such shares to such person as the beneficial owner of a limited partner interest in AP Professional Holdings, L.P.

	Class A Shares Beneficially Owned				Class B Share Beneficially Owned
	Number of Shares	Percent(1)	Total Percentage of Voting Power(2)		Number of Shares	Percent	Total Percentage of Voting Power(2)
Directors and Executive Officers:
Leon Black(3)(4)(6)	92,727,166	31.6%	52.2%		1	100%	52.2%
Joshua Harris(3)(4)(7)	48,432,643	19.5%	52.2%		1	100%	52.2%
Marc Rowan(3)(4)(8)	42,481,402	17.5%	52.2%		1	100%	52.2%
Pauline Richards	51,647	*	*		—	—	—
Alvin Bernard Krongard(5)	305,210	*	*		—	—	—
Michael Ducey(11)	51,014	*	*		—	—	—
Robert Kraft(12)	348,545	*	*		—	—	—
Martin Kelly	211,110	*	*		—	—	—
John Suydam(13)	594,875	*	*		—	—	—
James Zelter(9)(14)	3,001,945	1.5%	*
Scott Kleinman(10)(15)	3,392,161	1.7%	*
All directors and executive officers as a group (ten persons)(16)	192,868,578	49.5%	49.8%		1	100%	52.2%
BRH Holdings GP, Ltd.(4)	—	—	—		1	100%	52.2%
AP Professional Holdings, L.P.(17)	202,245,561	50.2%	52.2%		—	—	—
5% Stockholders:
Tiger Global Management, LLC(18)	37,663,500	18.8%	9.7%	(11)	—	—	—
Capital World Investors(19)	10,657,700	5.3%	2.8%

*	Represents less than 1%.
(1)	The percentage of beneficial ownership of the Company’s Class A Shares is based on voting and non-voting Class A Shares outstanding.
(2)

The total percentage of voting power is based on voting Class A Shares and the Class B Share. The voting power calculations assume 15,531,905 Class A Shares held by the Strategic Investor based on a Form 13F for the quarter ended March 31, 2019, filed with the SEC on May 3, 2019 by the Strategic Investor. Class A Shares held by the Strategic Investor do not have voting rights.
(3)

The number of Class A Shares presented are held by estate planning vehicles, for which this individual disclaims beneficial ownership except to the extent of his pecuniary interest therein. The number of Class A Shares presented do not include any Class A Shares owned by AP Professional Holdings, L.P. with respect to which this individual, as one of the three owners of all of the interests in BRH Holdings GP, Ltd., the general partner of AP Professional Holdings, L.P., or as a party to the Agreement Among Principals, dated July 13, 2007, by and among Leon D. Black, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, AP Professional Holdings, L.P. and BRH Holdings, L.P., or the Shareholders Agreement, dated as of July 13, 2007, by and among Apollo Global Management, LLC, AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris, as amended, may be deemed to have shared voting or dispositive power. Each of these individuals disclaims any beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4)

BRH Holdings GP, Ltd. (“BRH”), the holder of the Class B Common Share, is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. Pursuant to an agreement among the Management Partners (the “Agreement Among Managing Partners”), the Class B Common Share is to be voted and disposed of by BRH based on the determination of at least two of Leon Black, Joshua Harris and Marc Rowan; as such, they share voting and dispositive power with respect to the Class B Common Share.

(5)

Includes 250,000 Class A Shares held by a trust for the benefit of Mr. Krongard’s children, for which Mr. Krongard’s children are the trustees. Mr. Krongard disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.

(6)	Includes 92,727,166 Class A Shares that Mr. Black beneficially owns solely through the ownership of the same number of Operating Group Units.
(7)	Includes 48,432,643 Class A Shares that Mr. Harris beneficially owns solely through the ownership of the same number of Operating Group Units.
(8)	Includes 42,481,402 Class A Shares that Mr. Rowan beneficially owns solely through the ownership of the same number of Operating Group Units.
(9)	Includes 2,180,276 Class A Shares that Mr. Zelter beneficially owns solely through the ownership of the same number of Operating Group Units.
(10)	Includes 2,966,286 Class A Shares that Mr. Kleinman beneficially owns solely through the ownership of the same number of Operating Group Units.
(11)

Includes 2,616 Class A Shares held by two trusts for the benefit of Mr. Ducey’s grandchildren, for which Mr. Ducey and several of Mr. Ducey’s immediate family members are trustees and have shared investment power. Mr. Ducey disclaims beneficial ownership of the Class A Shares held in the trusts, except to the extent of his pecuniary interest therein.

(12)	Includes 330,000 Class A Shares held by two entities, which are under the sole control of Mr. Kraft, and may be deemed to be beneficially owned by Mr. Kraft.
(13)

Includes 64,260 Class A Shares held by a trust for the benefit of Mr. Suydam’s spouse and children, for which Mr. Suydam’s spouse is the trustee. Mr. Suydam disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.

(14)	Includes 469,741 Class A Shares held by two entities, over which Mr. Zelter exercises voting and investment control, and may be deemed to be beneficially owned by Mr. Zelter.
(15)	Includes 289,209 Class A Shares held by six entities, over which Mr. Kleinman exercises voting and investment control, and may be deemed to be beneficially owned by Mr. Kleinman.
(16)	Refers to shares beneficially owned by the individuals who were directors and executive officers as of June 10, 2019.
(17)

Assumes that no Class A Shares are distributed to the limited partners of AP Professional Holdings, L.P. The general partner of AP Professional Holdings, L.P. is BRH, which is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. BRH is also the general partner of BRH Holdings, L.P., the limited partnership through which Messrs. Black, Harris and Rowan indirectly beneficially own (through estate planning vehicles) their limited partner interests in Holdings. These individuals disclaim any beneficial ownership of these Class A Shares, except to the extent of their pecuniary interest therein.
(18)

Based on a Schedule 13G filed with the SEC on February 14, 2019, by Tiger Global Management, LLC. The address of Tiger Global Management, LLC is 9 West 57th Street, 35th Floor, New York, New York. Pursuant to an irrevocable proxy, all voting rights attaching to the shares held by Tiger Global Management, LLC are exercisable by Apollo Global Management, LLC.

(19)

Based on a Schedule 13G filed with the SEC on February 14, 2019, by Capital World Investors, a division of Capital Research and Management Company. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy

Alignment of Interests with Investors and Shareholders. Our principal compensation philosophy is to align the interests of our Managing Partners and other senior professionals with those of our Class A shareholders and fund investors. This alignment, which we believe is a key driver of our success, has been achieved principally by our Managing Partners’ and other investment professionals’ direct beneficial ownership of equity in our business in the form of Operating Group Units and Class A Shares, their rights to receive a portion of the performance fees earned from our funds or to receive compensation based on the level of performance fees earned, the direct investment by our Managing Partners and other investment professionals in our funds, and our practice of paying annual compensation partly in the form of equity-based grants that are subject to vesting. As a result of this alignment, the compensation of our professionals is closely tied to the performance of our businesses.

Significant Personal Investment. Our investment professionals generally make significant personal investments in our funds, directly or indirectly, and our professionals who receive rights to performance fees (excluding rights in respect of non-drawdown-style funds and certain pooled performance fee vehicles) from our funds are generally required to invest their own capital in the funds on which they work in amounts that are proportionate to the size of their participation in performance fees. We believe that these investments help to ensure that our professionals have capital at risk and reinforce the linkage between the success of the funds we manage, the success of the Company and the compensation paid to our professionals. Our eligible professionals are generally permitted to invest in our funds free of management fees, and in certain instances, performance fees. These opportunities further align our employees with our fund investors and Class A shareholders, encourage our professionals to work across our integrated platform, and bolster links among our various businesses.

Long-Term Performance and Commitment. Most of our professionals have been issued RSUs, which provide rights to receive Class A Shares and, in some instances, distribution equivalents on those shares. The vesting requirements and minimum retained ownership requirements for these awards contribute to our professionals’ focus on long-term performance while enhancing retention of these professionals. In 2018, we introduced grants of RSUs to certain professionals that vest based on both continued service and the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. We believe that the addition of these performance measures helps to promote the interests of our Class A shareholders and fund investors by making RSU vesting contingent on the realization and distribution of profits on our funds. RSUs are not awarded to our Managing Partners, whose beneficial ownership of equity interests in the Company is generally in the form of Operating Group Units, as discussed below under “—Note on Distributions on Operating Group Units.” By requiring our named executive officers to be subject to non-competition, confidentiality and other limitations on behavior described below under “—Potential Payments upon Termination or Change in Control,” we further reinforce our culture of fiduciary protection of our fund investors and shareholders.

Discouragement of Excessive Risk-Taking. Although investments in alternative assets can pose risks, we believe that our compensation program includes significant elements that discourage excessive risk-taking while aligning the compensation of our professionals with our long-term performance. For example, notwithstanding that we accrue compensation for our performance fee programs (described below) as increases in the value of the portfolio investments are recorded in the related funds, we generally make payments in respect of performance fee allocations to our employees only after profitable investments have actually been realized. Similarly, for our funds that pay incentive fees, employees receive distributions of such fees only after the fund has appreciated in value (typically above a specified level) during the applicable period. This helps to ensure that our professionals take a long-term view that is consistent with the interests of the Company, our shareholders and the investors in our funds. Moreover, if a drawdown-style fund fails to achieve specified investment returns due to diminished performance of later investments, our performance fee program relating to that fund generally permits, for the benefit of the limited partner investors in that fund, the return of performance fee distributions (generally net of tax) previously made to us or our employees. These provisions discourage excessive risk-taking and promote a long-term view that is consistent with the interests of our fund investors and shareholders. Our general requirement that our professionals who hold direct performance fee rights in our drawdown-style funds, invest in those funds, further aligns the interests of our professionals, fund investors and Class A shareholders. Finally, the minimum retained ownership requirements of our RSUs, as well as a requirement that a portion of the performance fee rights of certain investment professionals be settled either in the form of RSUs or by using a portion of the amounts received to purchase Class A restricted shares, discourage excessive risk-taking because the value of these interests is tied directly to the long-term performance of our Class A Shares.

Note on Distributions on Operating Group Units

We note that all of our Managing Partners, as well as Scott Kleinman and James Zelter, beneficially own Operating Group Units that they received in 2007 in anticipation of our 2011 initial public offering, in exchange for contributing certain partnership interests they then held in the Company. As of December 31, 2018, the Managing Partners and Messrs. Kleinman and Zelter beneficially owned, through their interest in A.P. Professional Holdings, L.P., approximately 47% of the total limited partner interests in the Apollo Operating Group. When made, distributions on these units are in the same amount per unit as distributions made to us in respect of the Operating Group Units we hold. Although distributions on Operating Group Units are distributions on equity rather than compensation, they play a central role in aligning their holders’ interests with those of our Class A shareholders, which is consistent with our compensation philosophy.

Compensation Elements for Named Executive Officers

Consistent with our emphasis on alignment of interests with our fund investors and Class A shareholders, compensation elements tied to the profitability of our different businesses and that of the funds that we manage are the primary means of compensating our five executive officers listed in the tables below, or the “named executive officers.” The key elements of the compensation of our named executive officers during fiscal year 2018 are described below. We distinguish among the compensation components applicable to our named executive officers as appropriate in the below summary. In 2018 we promoted two of our investment professionals, Scott Kleinman and James Zelter, to the position of Co-President, causing them to become executive officers.

Annual Salary. Each of our named executive officers receives an annual salary. We believe that the compensation of our investment professionals, including Messrs. Kleinman and Zelter, should primarily be tied to the profitability of our different businesses and managed funds, and accordingly annual salaries constitute a relatively small component of the overall compensation of our named executive officers who are investment professionals. The base salaries of our named executive officers are set forth in the Summary Compensation Table below, and those base salaries were set by our Managing Partners in their judgment after considering the historic compensation levels of the officer, competitive market dynamics, and each officer’s level of responsibility and anticipated contributions to our overall success.

RSUs. While we historically granted RSUs that constitute a portion of annual compensation (which we refer to as Bonus Grants) in the same year that the services to which they relate were provided, for services provided in 2017 and 2018, our Managing Partners determined that, for administrative convenience at year-end, such RSUs would instead be awarded in the following January. This change in the timing of the grant date does not affect the vesting terms or dates that the RSUs, upon issuance of the underlying Class A Shares, are treated as income to the named executive officers or the dates that we are able to deduct the associated compensation expense. The Bonus Grants are generally subject to three-year vesting and minimum retained ownership requirements. All named executive officers who receive RSUs are required to retain at least 50% of any Class A Shares issued to them pursuant to Bonus Grants granted prior to September 1, 2016, and 25% of any Class A Shares issued to them pursuant to all other RSU awards (including Bonus Grants), in each case net of the number of gross shares sold or netted to pay applicable income or employment taxes. Because the Summary Compensation Table and Grant of Plan-Based Awards Table below properly list only those stock awards that were granted in 2018, those tables do not include Bonus Grants for services provided in 2018. The 2018 RSU awards made to Messrs. Zelter and Kleinman in connection with their promotions to Co-President vest based on both continued service and the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. This feature conditions the RSU vesting on the realization and distribution of profits on our funds. Mr. Kelly received in 2018 a grant of 9,719 restricted stock units (having a grant date fair value of $158,680) in respect of shares of Apollo Commercial Real Estate Finance, Inc., the publicly traded REIT that we manage, pursuant to an approval by its compensation committee consistent with a recommendation it received from us. That grant from Apollo Commercial Real Estate Finance, Inc. is properly not included in the Summary Compensation Table and Grant of Plan-Based Awards Table below.

Performance Fees. Performance fee entitlements with respect to our funds confer rights to participate in distributions made to investors following the realization of an investment or receipt of operating profit from an investment by the fund, provided the fund has attained a specified performance return. Distributions of performance fees from limited life funds generally are subject to contingent repayment (generally net of tax) if the fund fails to achieve specified investment returns due to diminished performance of later investments, while distributions of operating profit earned from funds that are not designed to have a limited life are generally not subject to contingent repayment. The actual gross amount of performance fees available for distribution are a function of the performance of the applicable fund. For these reasons, we believe that participation in performance fees generated by our funds aligns the interests of our participating named executive officers with those of our Class A shareholders and fund investors.

We currently have two principal types of performance fee programs, which we refer to as dedicated and incentive pool. Messrs. Kelly, Kleinman, Suydam and Zelter have been awarded rights to participate in a dedicated percentage of the performance fee income earned by the general partners of certain of our funds and were awarded additional performance fee rights in 2018. Dedicated performance fee rights in our private equity funds are typically subject to vesting, which rewards long-term commitment to the firm and thereby enhances the alignment of participants’ interests with the Company. As with amounts distributed in respect of other performance fees, our financial statements characterize performance fee income allocated to participating professionals in respect of their dedicated performance fee rights as compensation. Amounts paid in respect of dedicated performance fees are included in the “All Other Compensation” column of the summary compensation table.

Our performance-based incentive arrangement referred to as the incentive pool further aligns the overall compensation of certain of our professionals to the realized performance of our business. The incentive pool provides for compensation based on realized performance fees and enhances our capacity to offer competitive compensation opportunities to our professionals. “Realized performance fees” means performance fees earned by the general partners of our funds under the applicable fund limited partnership agreements based upon transactions that have closed or other rights to cash that have become fixed in the applicable calendar year period. Under this arrangement, Messrs. Kelly and Kleinman, among other of our professionals, received incentive pool performance fees earned during 2018. Allocations to participants in the incentive pool contain both a mandatory component and a discretionary component, both of which may vary year-to-year, including as a result of our overall realized performance and the contributions and performance of each participant. The Managing Partners determine the amount of the realized performance fees to place into the incentive pool in their discretion after considering various factors, including Company profitability, management company cash requirements and anticipated future costs, provided that the incentive pool consists of an amount equal to at least one percent (1%) of the realized performance fees attributable to profits generated after creation of the incentive pool that were taxable in the applicable year and not allocable to dedicated performance fee entitlements. Each participant in the incentive pool is entitled to receive, as a mandatory component of participation in the incentive pool, his or her pro rata share of this 1% amount each year, provided the participant remains employed by us at the time of allocation. Our financial statements characterize the performance fee income allocated to participating professionals in respect of incentive pool interests as compensation. The “All Other Compensation” column of the summary compensation table includes actual distributions paid from the incentive pool.

Performance Fee Restricted Shares and RSUs. We require that a portion of the performance fees distributed by certain of the investment funds we manage be used by our employees who participate in those amounts to purchase Class A restricted shares, or that a portion is delivered to them as a grant of RSUs, in each case that are issued under our equity incentive plan. This practice further promotes alignment with our Class A shareholders and motivates participating professionals to maximize the success of the Company as a whole. Like our Bonus Grant RSUs, these restricted shares and RSUs are generally subject to three-year vesting, which fosters retention. In accordance with applicable rules, the Summary Compensation Table and Grants of Plan-Based Awards Table include the restricted shares and RSUs they acquired by our named executive officers in 2018 in respect of performance fee amounts received.

Determination of Compensation of Named Executive Officers

Our Managing Partners make all final determinations regarding named executive officer compensation. Decisions about the variable elements of a named executive officer’s compensation, including participation in our performance fee programs, discretionary bonuses (if any) and grants of equity-based awards, are based primarily on our Managing Partners’ assessment of such named executive officer’s individual performance, operational performance for the department or division in which the officer (other than a Managing Partner) serves, and the officer’s impact on our overall operating performance and potential to contribute to long-term shareholder value. In evaluating these factors, our Managing Partners do not utilize quantitative performance targets but rather rely upon their judgment about each named executive officer’s performance to determine an appropriate reward for the current year’s performance. The determinations by our Managing Partners are ultimately subjective, are not tied to specified annual, qualitative or individual objectives or performance factors, and reflect discussions among the Managing Partners. Factors that our Managing Partners typically consider in making such determinations include the named executive officer’s type, scope and level of responsibilities, active participation in managing a team of professionals, corporate citizenship and the named executive officer’s overall contributions to our success. Our Managing Partners also consider each named executive officer’s prior-year compensation, the appropriate balance between incentives for long-term and short-term performance, competitive market dynamics, compensation provided to the named executive officer by other entities, and the compensation paid to the named executive officer’s peers within the Company.

We believe that the compensation of our investment professionals should primarily be tied to the profitability of our different businesses and managed funds. Consistent with past years, our Managing Partners in 2018 provided that annual salaries constituted a relatively small component of the overall compensation of our named executive officers who are investment professionals. The Managing Partners determined that it was appropriate for Messrs. Kleinman and Zelter, in connection with their promotions to the role of Co-President, to receive up-front RSU awards. Each such RSU is subject to five-year vesting and the Company’s receipt of performance fees, within prescribed periods, sufficient to cover its associated equity-based compensation expense. This requirement enhances alignment with the interests of our Class A shareholders and fund investors. The Managing Partners considered our Co-Presidents’ historical role, the particulars of the business units on which they focus, their capital contribution obligations and their performance fee entitlements when determining their individual compensation terms. The Managing Partners determined that, based on the above factors, including the named executive officers’ overall compensation levels, discretionary cash bonuses would not be awarded to any named executive officer for 2018. For a discussion of our Managing Partners’ determinations in respect of our RSU program, see below under “—Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table-Awards of Restricted Share Units Under the Equity Plan.”

Compensation Committee Interlocks and Insider Participation

Our board of directors does not have a compensation committee. Our Managing Partners make all compensation determinations with respect to executive officer compensation.

Compensation Committee Report

As noted above, our board of directors does not have a compensation committee. The executive committee of our manager, which consists of Messrs. Black, Harris and Rowan, identified below has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, has determined that the Compensation Discussion and Analysis should be included in this Information Statement.

Leon Black

Joshua Harris

Marc Rowan

Summary Compensation Table

The following summary compensation table sets forth information concerning the compensation earned by, awarded to or paid to our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers for the fiscal year ended December 31, 2018. The earnings of Mr. Black, a Managing Partner and our chief executive officer, derive predominantly from distributions he receives as a result of his indirect beneficial ownership of Operating Group Units and his rights under the Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, by and among APO Corp., Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings VI, Apollo Principal Holdings VIII, L.P., AMH Holdings (Cayman), L.P. and each Holder defined therein, rather than from compensation, and accordingly are not included in the tables below. The earnings of Messrs. Zelter and Kleinman from their Operating Group Units and tax receivable agreement rights also do not appear in the tables below. The executive officers named in the table are referred to as the named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Leon Black,	2018	100,000	—	152,617	252,617
Chairman, Chief Executive Officer and Director	2017	100,000	—	151,888	251,888
	2016	100,000	—	150,622	250,622

Martin Kelly,	2018	1,000,000	533,079	1,519,014	3,052,093
Chief Financial Officer and (effective January 15, 2019) Co-Chief Operating Officer	2017	1,000,000	19,183	1,499,776	2,518,959
	2016	1,000,000	1,897,640	1,050,000	3,947,640

James Zelter, Co-President	2018	100,000	82,582,612	2,706,864	85,389,476

Scott Kleinman, Co-President	2018	1,200,000	30,151,932	13,964,975	45,316,907

John Suydam,	2018	2,000,000	726,338	1,688,644	4,414,982
Chief Legal Officer	2017	2,000,000	49,430	1,283,090	3,332,520
	2016	2,500,000	498,260	668,934	3,667,194

(1)

For Messrs. Kelly, Kleinman, Suydam and Zelter, represents the aggregate grant date fair value of stock awards granted, as applicable, computed in accordance with FASB ASC Topic 718. The amounts shown do not reflect compensation actually received by the named executive officers, but instead represent the aggregate grant date fair value of the awards.

(2)

Amounts included for 2018 represent, in part, actual cash distributions in respect of dedicated performance fee rights for Mr. Kleinman of $6,703,711, for Mr. Suydam of $1,008,980 and for Mr. Kelly of $434,014. The 2018 amounts also include actual incentive pool cash distributions of $1,085,000 for Mr. Kelly, $2,589,526 for Mr. Kleinman and $21,821 for Mr. Suydam. In addition to the cash distributions Messrs. Kleinman and Suydam received in respect of their dedicated performance fees, in 2018 those interests also caused them to receive in-kind distributions of Athene Holding shares that had been held by AAA, the value of which shares upon delivery ($4,671,738 and $637,055, respectively) is included in this column. For Mr. Zelter, the amounts include $2,706,864 in cash he received in respect of dedicated performance fee rights. The “All Other Compensation” column for 2018 also includes costs relating to Company-provided cars and drivers for the business and personal use of Messrs. Black and Suydam. We provide this benefit because we believe that its cost is outweighed by the convenience, increased efficiency and added security and confidentiality that it offers. The personal use cost was approximately $136,592 for Mr. Black and $18,788 for Mr. Suydam. For Mr. Black, this amount includes both fixed and variable costs, including lease costs, driver compensation, driver meals, fuel, parking, tolls, repairs, maintenance and insurance. For Mr. Suydam, this amount includes the costs to the Company associated with his use of a car service. Except as discussed in this paragraph, no 2018 perquisites or personal benefits individually exceeded the greater of $25,000 or 10% of the total amount of all perquisites and other personal benefits reported for the named executive officer. The cost of excess liability insurance provided to our named executive officers falls below this threshold. Mr. Kleinman, Mr. Zelter and Mr. Kelly did not receive perquisites or personal benefits in 2018, except for incidental benefits having an aggregate value of less than $10,000. Our named executive officers also receive secretarial support with respect to personal matters. We incur no incremental cost for the provision of such additional benefits. Accordingly, no such amount is included in the Summary Compensation Table.

Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table

Employment, Non-Competition and Non-Solicitation Agreement with Chairman and Chief Executive Officer

On January 4, 2017, we entered into an employment, non-competition and non-solicitation agreement with Leon Black, our chairman and chief executive officer and a member of our manager’s executive committee. This agreement, which provides for an annual salary of $100,000 and the right to participate in our employee benefit plans as in effect from time to time, has a three-year term.

Employment, Non-Competition and Non-Solicitation Agreement with Chief Financial Officer and Co-Chief Operating Officer

On July 2, 2012, we entered into an employment, non-competition and non-solicitation agreement with Martin Kelly, our chief financial officer and co-chief operating officer. His annual base salary is $1,000,000. Mr. Kelly is eligible for an annual bonus in an amount to be determined by the Managing Partners in their discretion. As provided in the agreement, Mr. Kelly participates in the incentive pool and is eligible to receive distributions thereunder.

Employment, Non-Competition and Non-Solicitation Agreement with Co-President, James Zelter

We entered into an amended and restated employment agreement with James Zelter on June 20, 2014, and further amended that agreement on November 12, 2017 in connection with his promotion to Co-President. As amended, the agreement provides for base pay of $100,000 per year and a grant to Mr. Zelter of 2,500,000 RSUs. Pursuant to the agreement, Mr. Zelter holds dedicated performance fee rights in respect of our credit funds. These interests are subject to vesting or to the right to retain such interests for a limited period following his employment termination. As required by the terms of his performance fee arrangements, Mr. Zelter has made investments of his own capital in various of our funds.

Employment, Non-Competition and Non-Solicitation Agreement with Co-President, Scott Kleinman

On November 12, 2017, in connection with his promotion to Co-President, we entered into an employment agreement with Scott Kleinman that provided for a grant to him of 800,000 RSUs. On July 3, 2018, we entered into a letter agreement with Mr. Kleinman, effective as of January 1, 2018. The letter agreement provides that Mr. Kleinman is entitled to base pay of $1,200,000 per year and to distributions from our incentive pool or other amounts totaling at least $3,300,000 annually, a portion of which is provided in the form of Bonus Grant RSUs. Mr. Kleinman holds dedicated performance fee rights in respect of various of our funds. These interests are generally subject to vesting. As required by the terms of his performance fee arrangements, Mr. Kleinman has made investments of his own capital in various of our funds.

Employment Agreement with Chief Legal Officer

On July 19, 2017, we entered into an employment, non-competition and non-solicitation agreement with John Suydam, our chief legal officer. Pursuant to the agreement, Mr. Suydam is entitled to an annual base salary of $2,000,000 and an annual equity-based award that has an aggregate value of $500,000 and vests in three equal annual installments. On November 7, 2018, we entered into a letter agreement with Mr. Suydam regarding the vesting of his equity awards. Subject to his continued compliance with the non-competition and other obligations under his employment agreement, upon the earlier of (1) our termination of his employment without cause, and (2) January 1, 2020 (provided he has not terminated his employment or engaged in conduct constituting cause before such date), if Mr. Suydam agrees to be reasonably available to consult with us for two years, he will vest in all unvested RSUs and restricted shares then outstanding. RSUs and restricted shares that vest under the letter agreement are subject to forfeiture in the event of a breach of his noncompetition obligations.

Awards of Restricted Shares Under the Equity Plan

Prior to the Approved Actions, our equity plan, known as the 2007 Omnibus Equity Incentive Plan, was last approved by our shareholders on March 10, 2011. Grants of restricted Class A Shares under the Equity Plan have been made to Messrs. Zelter, Kleinman, Kelly and Suydam as a result of their participation in performance fee programs that require that a portion of the performance fee amounts be used to purchase restricted Class A Shares, or is settled in the form of a grant of RSUs. The restricted Class A Shares vest in three equal annual installments from a vesting date specified at the time of the award. The restricted Class A Shares participate in any distributions made on our Class A Shares and are not subject to our minimum retained share ownership requirements. The number of restricted Class A shares that were granted in 2018 was determined pursuant to the formula prescribed by the applicable performance fee program, which converts the specified portion of the carry to be distributed into a number of shares based on the volume weighted average price as of a prescribed date in the applicable calendar quarter.

Grants of Plan-Based Awards

The following table presents information regarding RSUs and restricted Class A Shares granted to Messrs. Zelter, Kleinman, Kelly and Suydam under our 2007 Omnibus Equity Incentive Plan in 2018. No options were granted to a named executive officer in 2018.

Name	Grand Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value or Modification Date Incremental Fair Value of Stock and Option Awards ($)(2)
Leon Black	—	—	—

Martin Kelly	January 8, 2018	14,049	479,211
	February 5, 2018	532	18,359
	May 4, 2018	547	17,258
	August 15, 2018	167	5,813
	November 15, 2018	415	12,438

James Zelter	January 8, 2018	2,500,000	82,575,000
	November 15, 2018	254	7,612

Scott Kleinman	January 8, 2018	800,000	26,424,000
	February 5, 2018	38,791	1,338,677
	May 4, 2018	33,559	1,058,786
	August 15, 2018	12,182	424,055
	November 15, 2018	30,244	906,413

John Suydam	January 8, 2018	14,788	504,419
	February 5, 2018	2,585	89,208
	May 4, 2018	1,408	44,422
	August 15, 2018	699	24,332
	November 15, 2018	2,134	63,956

(1)

Represents the number of RSUs and restricted Class A Shares granted, as applicable. RSUs and Restricted shares are discussed above under “—Compensation Elements for Named Executive Officers—RSUs“ and “—Compensation Elements for Named Executive Officers—Restricted Shares,” respectively.

(2)

Represents the aggregate grant date fair value of the RSUs and restricted Class A Shares granted in 2018, computed in accordance with FASB ASC Topic 718. The amounts shown do not reflect compensation actually received, but instead represent the aggregate grant date fair value of the award.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding unvested RSU and restricted Class A share awards made by us to our named executive officers under our 2007 Omnibus Equity Incentive Plan that were outstanding at December 31, 2018. Our named executive officers did not hold any options at fiscal year-end.

		Stock Awards
Name	Date of Grant	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(16)
Leon Black	—	—		—

Martin Kelly	November 15, 2018	415	(1)	10,184
	August 15, 2018	167	(2)	4,098
	May 4, 2018	547	(3)	13,423
	February 5, 2018	355	(4)	8,712
	January 8, 2018	9,366	(5)	229,842
	November 17, 2017	21	(6)	515
	November 17, 2017	65	(7)	1,595
	August 3, 2017	81	(6)	1,988
	May 1, 2017	23	(8)	564
	May 1, 2017	253	(9)	6,209
	December 29, 2016	23,993	(10)	588,788
	December 29, 2016	12,211	(11)	299,658

James Zelter	November 15, 2018	254	(1)	6,233
	January 8, 2018	2,500,000	(12)	61,350,003
	August 3, 2017	1,585	(8)	38,896
	May 1, 2017	17,821	(9)	437,327
	May 1, 2017	2,417	(8)	59,313
	March 1, 2017	682	(8)	16,736
	December 29, 2016	14,910	(11)	365,891
	October 31, 2016	93	(13)	2,282
	October 31, 2016	1,892	(13)	46,430
	August 5, 2016	37	(14)	908
	May 6, 2016	284	(15)	6,969
	May 6, 2016	392	(15)	9,620

Scott Kleinman	November 15, 2018	30,244	(1)	742,188
	August 15, 2018	12,182	(2)	298,946
	May 4, 2018	33,559	(3)	823,538
	February 5, 2018	25,861	(4)	634,629
	January 8, 2018	800,000	(12)	19,632,001
	November 17, 2017	4,717	(7)	115,755
	November 17, 2017	1,538	(6)	37,743
	August 3, 2017	5,909	(6)	145,007
	May 1, 2017	566	(8)	13,890
	May 1, 2017	13,425	(9)	329,450

John Suydam	November 15, 2018	2,134	(1)	52,368
	August 15, 2018	699	(2)	17,153
	May 4, 2018	1,408	(3)	34,552
	February 5, 2018	1,724	(4)	42,307
	January 8, 2018	9,859	(5)	241,940
	August 3, 2017	208	(6)	5,104
	May 1, 2017	60	(8)	1,472
	May 1, 2017	650	(9)	15,951
	November 17, 2017	54	(6)	1,325
	November 17, 2017	166	(7)	4,074
	December 29, 2016	8,783	(11)	215,535

(1)	Restricted Class A Shares that vest in substantially equal annual installments on August 15 of each of 2019, 2020 and 2021.
(2)	Restricted Class A Shares that vest in substantially equal annual installments on May 15 of each of 2019, 2020 and 2021.
(3)	Restricted Class A Shares that vest in substantially equal annual installments on February 15 of each of 2019, 2020 and 2021.
(4)	Restricted Class A Shares that vest in substantially equal annual installments on November 15 of each of 2019 and 2020.
(5)	Bonus Grant RSUs that vest in substantially equal annual installments on December 31 of each of 2019 and 2020.
(6)	Restricted Class A Shares that vest on May 15 of each of 2019 and 2020.
(7)	Restricted Class A Shares that vest on August 15 of each of 2019 and 2020.
(8)	Restricted Class A Shares that vest on November 15, 2019.
(9)	Restricted Class A Shares that vest on February 15 of each of 2019 and 2020.
(10)	RSUs that vest in substantially equal quarterly installments on March 31, 2019 and on the last day of each of the next three calendar quarters.
(11)	Bonus Grant RSUs that vest on December 31, 2019.
(12)

Performance RSUs that vest in substantially equal annual installments on January 1 of each of 2019, 2020, 2021, 2022 and 2023, subject to the availability of sufficient net cash incentive income to the Company as of such date.

(13)	Restricted Class A Shares that vest on August 15, 2019.
(14)	Restricted Class A Shares that vest on May 15, 2019.
(15)	Restricted Class A Shares that vest on February 15, 2019.
(16)	Amounts calculated by multiplying the number of unvested RSUs held by the named executive officer by the closing price of $24.54 per Class A share on December 31, 2018.

Option Exercises and Stock Vested

The following table presents information regarding the number of outstanding initially unvested RSUs and restricted Class A Shares held by our named executive officers that vested during 2018 and the number of options exercised by our named executive officers in 2018. The amounts shown below do not reflect compensation actually received by the named executive officers, but instead are calculations of the number of RSUs and restricted Class A Shares that vested during 2018 based on the closing price of our Class A Shares on the date of vesting. Shares received by our named executive officers in respect of vested RSUs are subject to our retained ownership requirements. No options were exercised by our named executive officers in 2018.

		Stock Awards
Name	Type of Award	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Leon Black	—	—	—

Martin Kelly	RSUs	103,053	3,013,708
	Restricted Shares	408	13,093

James Zelter	RSUs	54,181	1,467,841
	Restricted Shares	22,068	730,054

Scott Kleinman	Restricted Shares	26,288	841,701

John Suydam	RSUs	24,907	611,218
	Restricted Shares	1,460	46,466

(1)

Amounts calculated by multiplying the number of RSUs or restricted Class A Shares held by the named executive officer that vested on each applicable vesting date in 2018 by the closing price per Class A share on that date. Class A Shares underlying the vested RSUs were issued to the named executive officer shortly after they vested.

Potential Payments upon Termination or Change in Control in 2018

None of the named executive officers is entitled to payment or other benefits in connection with a change in control.

Mr. Black is not entitled to severance or other payments or benefits in connection with an employment termination. Mr. Black is required to protect the confidential information of Apollo both during and after employment. In addition, until one year after employment termination, he is required to refrain from soliciting employees under specified circumstances or interfering with our relationships with investors and to refrain from competing with us in a business that involves primarily (i.e., more than 50%) third-party capital. These post-termination covenants survive any termination or expiration of the Agreement Among Managing Partners. If Mr. Black becomes subject to a potential termination for cause or by reason of disability, our manager may appoint an investment professional to perform his functional responsibilities and duties until cause or disability definitively results in his termination or is determined not to have occurred, but the manager may so appoint an investment professional only if he is unable to perform his responsibilities and duties or, as a matter of fiduciary duty, should be prohibited from doing so. During any such period, Mr. Black shall continue to serve on the executive committee of our manager unless otherwise prohibited from doing so pursuant to the Agreement Among Managing Partners.

If Mr. Kelly’s employment is terminated by us without cause or he resigns for good reason, he will be entitled to severance of six months’ base pay and reimbursement of health insurance premiums paid in the six months following his employment termination. If his employment is terminated by us without cause, he will vest in 50% of any unvested portion of his restricted shares. If Mr. Kelly’s employment is terminated by reason of death or disability, he will vest in 50% of any unvested portion of his Plan Grant RSUs, Bonus Grant RSUs, restricted shares and dedicated performance fee rights that are subject to vesting. If Mr. Kelly’s employment is terminated without cause, or he resigns, he will also be entitled to retain his dedicated performance fee rights that are subject to vesting to the extent then vested. We may terminate Mr. Kelly’s employment with or without cause, and we will provide 90 days’ notice (or payment in lieu of such period of notice) prior to a termination without cause. Mr. Kelly is required to give us 90 days’ notice prior to a resignation for any reason. He is required to protect the confidential information of Apollo both during and after employment. In addition, during employment and for 12 months after employment, Mr. Kelly is also obligated to refrain from soliciting our employees, interfering with our relationships with investors or other business relations, and competing with us in a business that manages or invests in assets substantially similar to those managed or invested in by Apollo or its affiliates.

We may terminate Mr. Zelter’s employment with or without cause, and we will provide 90 days’ notice (or payment in lieu of such period of notice) prior to a termination without cause. Mr. Zelter is required to provide 90 days’ notice prior to a resignation for any reason. Upon his termination of employment by reason of death or disability, Mr. Zelter will vest in 50% of his then unvested RSUs, restricted shares and performance fee rights that are subject to vesting. Upon his termination by the Company other than for cause, Mr. Zelter will vest in 50% of his then unvested restricted shares. If Mr. Zelter’s employment is terminated without cause, or he resigns, he will also be entitled to retain his dedicated performance fee rights that are subject to vesting to the extent then vested. During his employment and for 12 months thereafter, he is also obligated to refrain from soliciting our employees, interfering with our relationships with investors or other business relations, and competing with us in a business that manages or invests in assets substantially similar to those invested in or managed by Apollo or its affiliates.

We may terminate Mr. Kleinman’s employment with or without cause, and we will provide 90 days’ notice (or payment in lieu of such period of notice) prior to a termination without cause. Mr. Kleinman is required to provide 90 days’ notice prior to a resignation for any reason. Upon his termination of employment by reason of death or disability, Mr. Kleinman will vest in 50% of his then unvested RSUs, restricted shares and dedicated performance fee interests that are subject to vesting. If Mr. Kleinman’s employment is terminated without cause, or he resigns, he will also be entitled to retain his dedicated performance fee rights that are subject to vesting to the extent then vested. If Mr. Kleinman’s employment with us terminates for any reason other than in circumstances in which he could have been terminated for cause, he will receive the cash portion of his incentive pool or annual bonus amount on a prorated basis through the last day of his full-time employment. Mr. Kleinman is required to protect the confidential information of Apollo both during and after employment. In addition, during employment and for 12 months after employment, he is obligated to refrain from soliciting our employees, interfering with our relationships with investors or other business relations, and competing with us in a business that manages or invests in assets substantially similar to those managed or invested in by Apollo or its affiliates.

We may terminate Mr. Suydam’s employment with or without cause, and we will provide 90 days’ notice (or payment in lieu of such period of notice) prior to a termination without cause. If Mr. Suydam’s employment is terminated by us without cause or he resigns for good reason, he will be entitled to severance of six months’ base pay and reimbursement of health insurance premiums paid in the six months following his employment termination. If his employment is terminated by reason of death, he will vest in 50% of his then unvested RSUs, restricted shares and dedicated performance fee rights that are subject to vesting. If Mr. Suydam’s employment is terminated without cause, or he resigns, he will also be entitled to retain his dedicated performance fee rights that are subject to vesting to the extent then vested. If Mr. Suydam’s employment is terminated by us without cause or by reason of disability, he will vest in 100% of this then unvested RSUs and restricted shares, provided he complies with his restrictive covenants and agrees to be available to consult with us from time to time for two years from his employment termination date. Mr. Suydam is required to protect our confidential information at all times. During his employment and for 12 months thereafter, Mr. Suydam is also obligated to refrain from soliciting our employees, interfering with our relationships with investors or other business relations, and competing with us in a business that manages or invests in assets substantially similar to those invested in or managed by Apollo or its affiliates. Mr. Suydam is required to provide 90 days’ notice prior to a resignation for any reason.

The named executive officers’ obligations during and after employment were considered by the Managing Partners in determining appropriate post-employment payments and benefits for the named executive officers.

The following table lists the estimated amounts that would have been payable to each of our named executive officers in connection with a termination that occurred on the last day of our last completed fiscal year and the value of any additional equity that would vest upon such termination. When listing the potential payments to named executive officers under the plans and agreements described above, we have assumed that the applicable triggering event occurred on December 31, 2018 and that the price per share of our Class A Shares was $24.54, which is equal to the closing price on such date. For purposes of this table, RSU values are based on the $24.54 closing price.

		Stock Awards
Name	Reason for Employment Termination	Estimated Value of Cash Payments ($)(1)	Estimated Value of Equity Acceleration ($)(2)
Leon Black	Cause	—	—
	Death, disability	—	—

Martin Kelly	Without cause	516,659	23,644
	By executive for good reason	516,659	—
	Death, disability	—	582,788

James Zelter	Without cause	—	312,357
	Death, disability	—	31,170,304

Scott Kleinman	Without cause	—	1,570,572
	Death, disability	—	11,386,573

John Suydam	Without cause	1,016,659	174,308
	By executive for good reason	1,016,659	—
	Disability	—	631,782
	Death	—	315,891

(1)

This amount would have been payable to the named executive officer had his employment been terminated by the Company without cause (and other than by reason of death or disability) or for good reason on December 31, 2018.

(2)

This amount represents the additional equity vesting that the named executive officer would have received had his employment terminated in the circumstances described in the column, “Reason for Employment Termination,” on December 31, 2018, based on the closing price of a Class A share on such date. Please see our “Outstanding Equity Awards at Fiscal Year-End” table above for information regarding the named executive officer’s unvested equity as of December 31, 2018.

CEO to Median Employee Pay Ratio

SEC rules require companies to disclose the ratio of the total annual compensation of the principal executive officer (“PEO”) to the total annual compensation of the median employee (calculated excluding the PEO). Our PEO is Mr. Black and our ratio is as follows:

Mr. Black’s total annual compensation: $252,617

Median employee total annual compensation: $235,000

Ratio of PEO to median employee total annual compensation: 1.1:1

In determining the median employee, we prepared a list of all employees as of December 31, 2018. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation for employees other than the PEO. In measuring our employees’ total compensation, for employees other than the PEO, we used their base salary paid in 2018, their annual cash bonus paid in 2018 and the value of the equity awards they received in 2018 (unless they received an equity award in January 2019 for services provided in 2018, in which case we included the value of that January 2019 equity award). As noted above under “—Note on Distributions on Operating Group Units,” Mr. Black receives distributions on his Operating Group Units that are distributions on equity rather than compensation, and accordingly are not included here.

Director Compensation

We do not pay additional remuneration to Messrs. Black, Harris and Rowan, our employee directors, for their service on our board of directors. The 2018 compensation of Mr. Black is set forth above on the Summary Compensation Table. Messrs. Harris and Rowan are not named executive officers.

During 2018, each independent director received (1) a base annual director fee of $125,000, (2) an additional annual director fee of $25,000 if he or she was a member of the audit committee, (3) an additional annual director fee of $10,000 if he or she was a member of the conflicts committee, (4) an additional annual director fee of $25,000 (incremental to the fee described in (2)) if he or she served as the chairperson of the audit committee, and (5) an additional annual director fee of $15,000 (incremental to the fee described in (3)) if he or she served as the chairperson of the conflicts committee. In addition, independent directors were reimbursed for reasonable expenses incurred in attending board meetings.

Currently, upon initial election to the board of directors, an independent director receives a grant of RSUs with a value of $300,000 that vests in equal annual installments on June 30 of each of the first, second and third years following the year that the grant is made. Incumbent independent directors who have fully vested in their initial RSU award receive an annual RSU award with a value of $125,000 that vests on June 30 of the year following the year that the grant is made, and the directors listed on the below table received that award on July 31, 2018.

The following table provides the compensation for our independent directors during the year ended December 31, 2018. Paul Fribourg resigned from the board of directors on November 30, 2018.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael Ducey	175,000	129,484	304,484
Paul Fribourg	135,000	129,484	264,484
Robert Kraft	125,000	129,484	254,484
A. B. Krongard	150,000	129,484	279,484
Pauline Richards	175,000	129,484	304,484

(1)

Represents the aggregate grant date fair value of stock awards granted, as applicable, computed in accordance with FASB ASC Topic 718. The amounts shown do not reflect compensation actually received by the independent directors, but instead represent the aggregate grant date fair value of the awards. Unvested director RSUs are not entitled to distributions or distribution equivalents. As of December 31, 2018, each of our independent directors, other than Mr. Fribourg (who forfeited his July 31, 2018 RSU award when he resigned before the vesting date), held 3,978 RSUs that were unvested and outstanding.

SHARE TRANSFER AGENT

The Company’s share transfer agent is American Stock Transfer & Trust, LLC 6201 15th Avenue, Brooklyn, NY 11219.

NO APPRAISAL RIGHTS

Under the DLLCA, Shareholders are not entitled to appraisal rights with respect to the Approved Actions.

INTERESTS OF THE COMPANY’S DIRECTORS, OFFICERS

AND AFFILIATES IN THE APPROVED ACTIONS

The Company is not aware of any substantial interest, direct or indirect, by security holdings or otherwise, of any director, officer or any of their affiliates in the Approved Actions.

WHERE YOU CAN FIND MORE INFORMATION

Apollo Global Management, LLC files annual, quarterly and current reports and other information with the SEC. You may read and obtain copies of any materials that Apollo Global Management, LLC has filed with the SEC without charge at the website maintained by the Commission. The address of this website is http://www.sec.gov.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Approved Actions. Your consent to the Approved Actions is not required and is not being solicited in connection therewith. This Information Statement is intended to provide the Shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SENT US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of AGM Management, LLC,

the Company’s manager

/s/ John J. Suydam
Name: John J. Suydam Title: Vice President and Secretary

Appendix A

APOLLO GLOBAL MANAGEMENT, LLC

2019 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.    Purpose of Plan.

The name of this plan is the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan. The Plan was originally known as the Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan and has been amended, restated and renamed. The purpose of the Plan is to provide additional incentive to selected employees, directors, and other service providers of the Company, its Subsidiaries or Affiliates (as hereinafter defined) whose contributions are integral to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts shall result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may (or may cause a Subsidiary or Affiliate thereof to) grant (a) Options, (b) Share Appreciation Rights, (c) Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards, or (d) any combination of the foregoing. Upon a Conversion (as hereinafter defined), without the consent or action of any Person, the Plan shall be renamed to reflect the Company’s corporate name and conforming changes shall be made or deemed made to the Plan, Awards, Award Agreements and associated documentation.

Section 2.    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee, in accordance with Section 3 hereof.

(b)    “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c)    “AOG” means the Apollo Operating Group.

(d)    “AOG Unit” refers to a unit in the Apollo Operating Group, which represents one limited partnership interest (or limited liability company interest, as applicable) in each of the limited partnerships and limited liability companies that comprise a part of the Apollo Operating Group and any securities issued or issuable in exchange for or with respect to such AOG Units (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

(e)    “Apollo Operating Group” has the meaning ascribed to such term in the most recent Annual Report of the Company on Form 10-K, as filed with the SEC from time to time.

(f)    “Award” means, individually or collectively, any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, unrestricted Share or Other Share-Based Award granted under the Plan.

(g)    “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(h)    A “Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The term “Beneficially Own” shall have a correlative meaning.

(i)    “Board” means AGM Management, LLC, a Delaware limited liability company and the sole manager of the Company, except that at such time as AGM Management, LLC ceases to have all management powers over the business and affairs of the Company in accordance with Section 6.1 of the LLC Agreement, or upon a Conversion, the “Board” shall mean the Board of Directors of the Company or any committee or subcommittee thereof that has been delegated, to the fullest extent permitted by law, the full power and authority of the Board of Directors of the Company.

(j)    “Cause” means, unless otherwise provided in an applicable Award Agreement, a termination of employment or service, based upon a finding by the Company, acting in good faith based on the information then available to it, after the occurrence of any of the following: (1) the Participant is convicted or charged with a criminal offense; (2) the Participant’s intentional violation of law in connection with any transaction involving the purchase, sale, loan or other disposition of, or the rendering of investment advice with respect to, any security, futures or forward contract, insurance contract, debt instrument, financial instrument or currency; (3) the Participant’s dishonesty, bad faith, gross negligence, willful misconduct, fraud or willful or reckless disregard of duties in connection with the performance of any services on behalf of the Company or any of its Affiliates or the Participant’s engagement in conduct which is injurious to the Company or any of its Affiliates, monetarily or otherwise; (4) the Participant’s intentional failure to comply with any reasonable directive by a supervisor in connection with the performance of any services on behalf of the Company of any of its Affiliates; (5) the Participant’s intentional breach of any material provision of an Award Agreement or any other agreements of the Company or any of its Affiliates; (6) the Participant’s material violation of any written policies adopted by the Company or any of its Affiliates governing the conduct of persons performing services on behalf of the Company or such Affiliate or the Participant’s non-adherence to policies and procedures or other applicable compliance manuals of the Company or any of its Affiliates; (7) the taking of or omission to take any action that has caused or substantially contributed to a material deterioration in the business or reputation of the Company or any of its Affiliates, or that was otherwise materially disruptive to the business or affairs of the Company or any of its Affiliates; provided, however, that the term “Cause” shall not include for this purpose any mistake of judgment made in good faith with respect to any transaction respecting a portfolio investment or account managed by the Company; (8) the failure by the Participant to devote a significant portion of time to performing services as an agent of the Company without the prior written consent of the Company, other than by reason of death or Disability; (9) the obtaining by the Participant of any material improper personal benefit as a result of a breach by the Participant of any covenant or agreement (including, without limitation, a breach by the Participant of the Company’s code of ethics or a material breach by the Participant of other written policies furnished to the Participant relating to personal investment transactions or of any covenant, agreement, representation or warranty contained in any limited partnership agreement, limited liability company agreement or similar agreement); or (10) the Participant’s suspension or other disciplinary action against the Participant by an applicable regulatory authority; provided, however, that if a failure, breach, violation or action or omission described in any of clauses (4) to (7) is capable of being cured, the Participant has failed to do so after being given notice and a reasonable opportunity to cure. As used in this definition, “material” means “more than de minimis.”

(k)    “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) distribution (whether in the form of cash, Shares, or other property), share split or reverse share split, (iii) combination or exchange of shares, (iv) other change in structure, or (v) declaration of a distribution, which the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(l)    “Class A Shares” means (a) prior to a Conversion, the Class A Common Shares of the Company representing limited liability company interests in the Company, having such rights associated with such Class A Common Shares as set forth in the LLC Agreement, and (b) following a Conversion, the shares of Class A common stock of the Company, and in each case any equity securities issued or issuable in exchange for or with respect to such Class A Shares (i) by way of a distribution, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

(m)    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

(n)    “Committee” means the Board or any committee or subcommittee the Board that is delegated the power and authority of the Board or committee, as applicable, to administer the Plan from time to time. Unless otherwise determined by the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Shares are listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Governing Documents, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or by unanimous written consent of the Committee’s members.

(o)    “Company” means Apollo Global Management, LLC, a Delaware limited liability company, and any successors thereto or any continuation thereof, including by a Conversion.

(p)    “Consultant” means a consultant or advisor who is a natural person, engaged to render bona fide services to the Company or any Subsidiary or Affiliate thereof.

(q)    “Conversion” means a conversion (irrespective of how effected) of Apollo Global Management, LLC from a limited liability company to a corporation.

(r)    “Disabled” shall have the meaning provided under Section 409A(a)(2)(C) of the Code and “Disability” shall have a correlative meaning. Notwithstanding the foregoing or any other provision of this Plan, the definition of “Disabled,” “Disability” or any analogous term in an Award Agreement shall supersede the foregoing definition; provided, however, that if no definition of “Disabled,” “Disability” or any analogous term is set forth in such Award Agreement, the foregoing definition shall apply.

(s)    “Eligible Recipient” means an employee, director, partner, Consultant, member, LLP member (as that term is used in the Limited Liability Partnerships Act 2000 (UK)) of, or any other individual engaged by, the Company or any Subsidiary or Affiliate thereof, who has been selected as an eligible participant by the Administrator (and in respect of whom any reference to “employment” shall be interpreted as including a reference to the Eligible Recipient’s engagement by the Company or any Subsidiary or Affiliate thereof, in any capacity (including, for the avoidance of doubt, as a member of a limited liability partnership or similar vehicle), as the case may require).

(t)    “EPV Plan” has the meaning provided in Section 4 below.

(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(v)    “Exercise Price” means the per share price (if any) at which a holder of an Award granted hereunder may purchase the Shares issuable upon exercise of such Award.

(w)    “Fair Market Value” as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that if the Share or other security is listed on a national securities exchange, the fair market value of such Share or other security on any date shall be its closing sale price reported on such date.

(x)    “Fund” means any pooled investment vehicle or similar entity sponsored or managed (directly or indirectly) by the Company or any of its Subsidiaries.

(y)    “Governing Documents” means the certificate of formation of the Company and the LLC Agreement or the successor governing documents of the Company as in effect from time to time, and, upon a Conversion, shall mean the certificate of incorporation and bylaws of the Company as in effect from time to time.

(z)    “Investment” shall mean any investment (or similar term describing the results of the deployment of capital) as defined in the governing document of any Fund managed (directly or indirectly) by a member of the Apollo Operating Group.

(aa)    “LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Apollo Global Management, LLC, dated as of March 19, 2018, as amended or amended and restated from time to time.

(bb)    “LTIP Units” means Awards issued with respect to AOG Units, as more fully described in Section 10 below.

(cc)    “Option” means an option to purchase Shares granted pursuant to Section 7 hereof.

(dd)    “Other Share-Based Awards” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including but not limited to restricted units, distribution equivalent rights, LTIP Units or performance units, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(ee)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive an Award, and upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ff)    “Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 9 below.

(gg)    “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, limited partnership, estate, trust, business association, organization, governmental entity or other entity.

(hh)    “Plan” means this Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan (formerly known as the Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan), as the same may be amended, modified or supplemented from time to time.

(ii)    “Portfolio Company” means any Person in which any Fund owns an Investment.

(jj)    “Restricted Shares” means Shares subject to certain restrictions granted pursuant to Section 9 below.

(kk)    “Restricted Share Units” means the right to receive Shares at the end of a specified period, or upon specified dates, granted pursuant to Section 9 below.

(ll)    “SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

(mm)    “Section 409A” means Section 409A of the Code and U.S. Department of Treasury regulations and interpretative guidance issued thereunder.

(nn)    “Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(oo)    “Shares” means the Company’s Class A Shares (as specified in the applicable Award Agreement) reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(pp)    “Share Appreciation Right” means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Share Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

(qq)    “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

Section 3.    Administration.

(a)    The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b)    Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)    to select those Eligible Recipients who shall be Participants;

(2)    to determine whether and to what extent Options, Share Appreciation Rights, Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)    to determine the number of Shares to be covered by each Award granted hereunder;

(4)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Awards and Award Agreements (including, but not limited to, (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (ii) the performance goals and periods applicable to Awards of Performance Shares, (iii) the Exercise Price, if any, of Awards, (iv) the vesting schedule (and, for unit Awards, Share issuance schedule) applicable to Awards, (v) the terms upon which Awards may be forfeited, (vi) the number of Shares subject to Awards, and (vii) any amendments or modifications to the terms and conditions of outstanding Awards, including, but not limited to, reducing the Exercise Price of such Awards, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

(5)    to determine the fair market value with respect to any Award;

(6)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of the Participant’s employment for purposes of Options granted under the Plan;

(7)    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(8)    to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan;

(9)    to delegate its authority, in whole or in part, under this Section 3 to two or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Shares are listed;

(10)    to determine the manner and timing of sales or other dispositions of Shares received pursuant to an Award, including by requiring that any such disposition occur on a date or dates designated by the Company or Administrator and/or pursuant to a block trade; and

(11)    to determine at any time whether, to what extent and under what circumstances and by what method or methods (including in the form of cash or other property) Awards may be settled by the Company or any of its Subsidiaries or Affiliates. In the event of such determination, references to the Company shall be deemed to be references to the applicable Subsidiary or Affiliate thereof for purposes of the Plan, as appropriate.

(c)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary or Affiliate thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary or Affiliate thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.    Shares Reserved for Issuance Under the Plan.

(a)    Subject to Section 5 hereof, the maximum number of Shares that may be delivered pursuant to Awards granted under the Plan was 95,000,000 Shares upon the 2011 amendment and restatement of the Plan, which number has been adjusted as provided under the Plan prior to the Restatement Date and is subject to adjustment as provided herein (the “Share Limit”). Notwithstanding the foregoing, the Share Limit shall be increased on the first day of each fiscal year beginning in calendar year 2019 by a number of Class A Shares equal to (x) the amount (if any) by which (i) 15% of the number of outstanding Class A Shares of the Company and those AOG Units that are exchangeable for Class A Shares of the Company on a fully converted and diluted basis on the last day of the immediately preceding fiscal year exceeds (ii) the number of Class A Shares then reserved and available for issuance under the Plan or the EPV Plan (i.e., subject to outstanding awards or available for new awards), or (y) such lesser amount by which the Administrator may decide to increase the number of Class A Shares as of such date. The aggregate shares covered by awards granted during any fiscal year to or in respect of any single individual under the Plan or any EPV Plan may equal, but shall not exceed (under both such plans collectively), (i) 10,000,000 shares subject to Options or Share Appreciation Rights or (ii) 10,000,000 shares subject to Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards. Notwithstanding the foregoing, if the Company adopts another shareholder-approved equity incentive plan that permits the grant of Awards to estate planning vehicles (an “EPV Plan”) established for the exclusive benefit of Eligible Recipients and/or their family members (as defined in Instruction A.1.(a)(5) of Form S-8 under the Securities Act, or a successor thereto, including estate planning vehicles in which the Eligible Recipient and/or his or her family members own 100% of the equity interests and more than 50% of the voting interest), then the number of shares granted under such EPV Plan shall reduce the number of Shares available for grant under the Plan, and the number of Shares granted under the Plan shall reduce the number of shares available for grant under such EPV Plan, unless expressly otherwise provided at the time of the approval of such EPV Plan by the Company’s shareholders.

(b)    Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company or an Affiliate or Subsidiary thereof in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award otherwise terminates or expires without a distribution of Shares to the

Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for outstanding or new Awards under the Plan.

Section 5.    Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, in the manner to be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares subject to outstanding Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards granted under the Plan, and (iv) annual Award limits or other value determinations (such as performance targets or vesting criteria) applicable to Shares subject to outstanding Awards; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Equitable substitutions or adjustments shall also be made if the Administrator determines in its sole discretion that such adjustment is necessary in order to avoid an adverse impact on the value of any outstanding Award granted hereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator shall take such action as is necessary to adjust the outstanding Awards to reflect the Change in Capitalization, including, but not limited to, the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property of the aggregate fair market value of the Shares covered by such Award under the circumstances (unless otherwise elected by the Administrator, to the extent then vested), reduced by the aggregate Exercise Price or purchase price thereof, if any, or the cancellation of any exercisable vested awards (e.g., Options or Share Appreciation Rights) not exercised within a specified period of time. Notwithstanding the foregoing, no such adjustment shall cause any Award that is subject to Section 409A to fail to comply with the requirements of such section, provided that under no circumstances shall the Company, the Administrator or any Affiliate or agent thereof have any liability to any Participant or associated Person as a result of any such failure. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.    Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7.    Options.

(a)    General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, provided that the Exercise Price of any Option shall not be less than 100% of the Fair Market Value of the Shares on the date of grant unless the Participant is not subject to Section 409A or the Option is otherwise designed to be compliant with Section 409A.

(c)    Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

(d)    Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a Share.

(e)    Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which, (x) in the case of unrestricted Shares acquired upon exercise of an Option, have been held by the Participant for such period as may be established from time to time by the Administrator in order to avoid adverse accounting treatment under applicable accounting principles, and (y) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f)    Rights as Shareholder. A Participant shall have no rights to distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 13 hereof and, if requested, has given the representation described in paragraph (b) of Section 14 hereof or in the applicable Award Agreement.

(g)    Transfers of Options. Except as otherwise determined by the Administrator, no Option granted under the Plan shall be transferable by a Participant other than by will or by the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative. The Administrator may, in its sole discretion, subject to applicable law, permit the gratuitous transfer during a Participant’s lifetime of an Option, (i) by gift to a member of the Participant’s immediate family, (ii) by transfer by instrument to a trust for the benefit of such immediate family members, or (iii) to a partnership or limited liability company in which such family members are the only partners or members; provided, however, that, in addition to such other terms and conditions as the Administrator may determine in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. Each permitted transferee shall agree to be bound by the provisions of this Plan and the applicable Award Agreement.

(h)    Termination of Employment or Service.

(1)    Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company or any Subsidiary or Affiliate thereof shall terminate for any reason other than Cause, Disability, or death, (x) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (y) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(h)(1) shall be extended to one year after the date of such termination in the event of the Participant’s death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)    Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company or any Subsidiary shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3)    In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

Section 8.    Share Appreciation Rights.

(a)    General. Share Appreciation Rights may be granted either alone (“Standalone Rights”) or in conjunction with all or part of any other Award granted under the Plan (“Tandem Rights”). Tandem Rights may be granted either at or after the time of the grant of such Award. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Tandem Right may be granted for more Shares than are subject to the Award to which it relates and (unless the Participant is not subject to Section 409A or the Share Appreciation Right is otherwise designed to be compliant with Section 409A) any Share Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of such Shares on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)    Awards. The prospective recipient of a Share Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of 60 days (or such other period as the Administrator may specify) after the award date. Participants who are granted Share Appreciation Rights shall have no rights as shareholders of the Company with respect to the grant or exercise of such rights.

(c)    Exercisability.

(1)    Share Appreciation Rights that are Standalone Rights (“Standalone Share Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(2)    Share Appreciation Rights that are Tandem Rights (“Tandem Share Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Awards to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d)    Payment Upon Exercise.

(1)    Upon the exercise of a Standalone Share Appreciation Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value of a Share as of the date of exercise over the price per Share specified in the Standalone Share Appreciation Right multiplied by the number of Shares in respect of which the Standalone Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(2)    A Tandem Right may be exercised by a Participant by surrendering the applicable portion of the related Award. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value of a Share as of the date of exercise over the Exercise Price specified in the related Award (which price shall be no less than 100% of the Fair Market Value of such Share on the date of grant unless the Participant is not subject to Section 409A or the Tandem Right is otherwise designed to be compliant with Section 409A) multiplied by the number of Shares in respect of which the Tandem Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Awards that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Tandem Rights have been so exercised.

(3)    Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(e)    Non-Transferability.

(1)    Standalone Share Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 7 of the Plan.

(2)    Tandem Share Appreciation Rights shall be transferable only when and to the extent that the underlying Award would be transferable, if it were an Option, under Section 7 of the Plan.

(f)    Termination of Employment or Service.

(1)    In the event of the termination of employment or service with the Company, or any Subsidiary or Affiliate thereof, of a Participant who has been granted one or more Standalone Share Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(2)    In the event of the termination of employment or service with the Company, or any Subsidiary or Affiliate thereof, of a Participant who has been granted one or more Tandem Share Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement for the Award to which the Tandem Share Appreciation Right relates.

(g)    Term.

(1)    The term of each Standalone Share Appreciation Right shall be fixed by the Administrator, but no Standalone Share Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(2)    The term of each Tandem Share Appreciation Right shall be the term of the Award to which it relates, but no Tandem Share Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 9.    Restricted Shares, Restricted Share Units and Performance Shares.

(a)    General. Awards of Restricted Shares, Restricted Share Units or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the

Eligible Recipients to whom, and the time or times at which, Awards of Restricted Shares, Restricted Share Units or Performance Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Share Units or Performance Shares; the “Restricted Period” (as defined in the applicable Award Agreement), if any, applicable to Awards of Restricted Shares or Restricted Share Units; the performance objectives applicable to Awards of Restricted Shares, Restricted Share Units or Performance Shares; and all other conditions of Awards of Restricted Shares, Restricted Share Units and Performance Shares. The Administrator may also condition the grant of the award of Restricted Shares, Restricted Share Units or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares, Restricted Share Units or Performance Shares. The provisions of Awards of Restricted Shares, Restricted Share Units or Performance Shares need not be the same with respect to each Participant.

(b)    Awards and Certificates. The prospective recipient of Awards of Restricted Shares, Restricted Share Units or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of 60 days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 9, (i) each Participant who is granted an Award of Restricted Shares or Performance Shares shall be issued a certificate in respect of such Restricted Shares or Performance Shares (or such other appropriate evidence of ownership, including book entry, as determined by the Administrator), and (ii) such certificate (or other evidence of ownership) shall be registered in the name of the Participant, and, if appropriate, shall bear a legend referring to the terms, conditions and restrictions applicable to any such Award.

(1)    The Company may require that any certificates evidencing Restricted Shares or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares or Performance Shares, the Participant shall have delivered a power of attorney, endorsed in blank, relating to the Shares covered by such Award.

(2)    With respect to Awards of Restricted Share Units, at such times as are indicated in the applicable Award Agreement, certificates (or such other appropriate evidence of ownership, including book entry, as determined by the Administrator) in respect of such Restricted Share Units shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares the Participant is entitled to be issued pursuant to the terms of the Award Agreement.

(c)    Restrictions and Conditions. Awards of Restricted Shares, Restricted Share Units and Performance Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(1)    Subject to the provisions of the Plan and except as otherwise provided in the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant, the Participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares, Restricted Share Units or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service as a director, partner or Consultant of the Company or any Subsidiary or Affiliate thereof, and the Participant’s death or Disability.

(2)    Except as otherwise provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Shares subject to Awards of Restricted Share Units until such Shares are issued in accordance with the terms of the Award Agreement. Except as may be provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares or Performance Shares; provided, however, that unless otherwise provided in the Award Agreement, the Participant shall not have rights to any distributions declared on unvested Restricted Shares or Performance Shares.

(3)    The rights of a Participant, upon termination during the Restricted Period of employment or service as a director or Consultant to the Company, or to any Subsidiary or Affiliate thereof, in respect of Awards of Restricted Shares, Restricted Share Units or Performance Shares granted to such Participant, shall be set forth in the Award Agreement or another authorized written instrument and subject to the Plan.

Section 10.    Other Share-Based Awards.

(a)    The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement, including, but not limited to, Awards of LTIP Units, Awards of restricted units and unrestricted Shares and Awards that are valued in whole or in part by reference to Shares, including Awards valued by reference to book value, fair value or performance of an Affiliate or Subsidiary, other interests or AOG Units, including distribution equivalent rights and performance units of any of the foregoing. Other Share-Based Awards may be granted as free-standing Awards or in tandem with other Awards under the Plan. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any performance goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. The Administrator may, in its sole discretion, settle such Other Share-Based Awards for cash or other property as appropriate. The provisions of Other Share-Based Awards need not be the same with respect to each Participant.

(b)    LTIP Units may be granted as free-standing Awards or in tandem with other Awards under the Plan, and may be valued by reference to the Shares, and will be subject to such other conditions and restrictions as the Administrator, in its sole discretion, may determine, including, but not limited to, continued employment or service, computation of financial metrics and/or achievement of pre-established performance goals and objectives. LTIP Unit Awards, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Shares corresponding to the LTIP Unit or other distributions from AOG and the Administrator may provide in the applicable Award Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares or LTIP Units. The LTIP Units granted under the Plan, subject to such terms and conditions as may be determined by the Administrator in its sole discretion, including, but not limited to the conversion ratio, may be exchanged for Shares in accordance with applicable Company agreement(s) governing such exchanges. LTIP Units may be structured as “profits interests,” “capital interests” or other types of interests for federal income tax purposes. The Administrator has the authority to determine the number of Shares underlying an Award of LTIP Units in light of all applicable circumstances, including performance-based vesting conditions, operating partnership “capital account allocations,” partnership or other operating agreements with respect to AOG, the Code, or value accretion factors and conversion ratios.

(c)    Subject to the provisions of the Plan and except as otherwise provided in the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant, the Participant shall not be permitted to sell, transfer, pledge or assign any Other Share-Based Awards awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the Participant’s termination of employment or service as a director, partner or Consultant of the Company or any Subsidiary or Affiliate thereof, or the Participant’s death or Disability.

Section 11.    Amendment and Termination.

The Board may amend, alter or terminate the Plan, but, subject to Sections 5 and 17 of the Plan, no amendment, alteration or termination shall be made that would materially impair the rights of a Participant under any Award theretofore granted without the Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Shares are listed or other law, in each case to the extent applicable. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Sections 5 and 17, no such amendment shall materially impair the rights of any Participant without his or her consent. Notwithstanding the foregoing, a Participant’s consent shall not be required to the extent the Administrator, in its sole discretion, determines that an amendment, alteration or termination of the Plan or an Award is required or advisable (i) in order for the Company, the Plan or the Award to satisfy any law or regulation, to meet the requirements of any accounting standard or to correct an administrative error, or to reflect or give effect to a change in law, or (ii) to ensure compliance with the Exchange Act or another applicable law, or any rules or regulations promulgated thereunder.

Section 12.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 13.    Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes subject to tax for U.S. federal, state or local income or other tax purposes and/or for any non-U.S. tax purposes, pay to the Company or any of its Subsidiaries or Affiliates (as determined by the Administrator), or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld or accounted for by the Company or any of its Subsidiaries or Affiliates with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company or its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company or its Subsidiaries or Affiliates shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements (or local taxes required to be accounted for by the Company or its Subsidiaries or Affiliates) related thereto. Whenever Shares are to be delivered pursuant to an Award or taxes otherwise become due with respect to an Award, the Company shall have the right to require the Participant to remit to the Company or its Subsidiaries or Affiliates in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements (or local taxes required to be accounted for by the Company or its Subsidiaries or Affiliates) related thereto. In addition, the Company or its Subsidiaries or Affiliates, and Participants who are subject to Section 16 of the Exchange Act in relation to the Company, may elect to satisfy the foregoing requirement by withholding from delivery Shares having a value equal to not more than the amount of tax permitted to be withheld or paid without triggering liability accounting or other adverse accounting treatment under applicable accounting standards (or, with the approval of the Administrator, (i) such method may be elected by a Participant who is not subject to Section 16, or (ii) a Participant may deliver already owned unrestricted Shares). Such shares shall be valued at their fair market value on the date that the amount of tax to be withheld or paid is determined. Solely for this purpose, fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company, its Subsidiaries or Affiliates may also use any other method or procedure of obtaining the necessary payment or proceeds, as permitted by law, to satisfy their withholding or other tax obligations with respect to any Option or other Award and the Participant shall comply with any reasonable requests made by the Company, its Subsidiaries or Affiliates to complete and execute documentation necessary to implement such method or procedure.

Section 14.    General Provisions.

(a)    Compliance with Law. Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant rules and provisions of law, including, without limitation, the Securities Act, the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the requirements of any stock exchange upon which the Shares may then be listed, and the requirements for the treatment intended by the Company under applicable accounting rules, and shall be further subject to the approval of the Administrator with respect to such compliance. The Company shall be under no obligation to register the Shares pursuant to the Securities Act or any other federal or state securities laws. Any disposition of Shares received pursuant to an Award shall be subject to compliance with the foregoing rules, requirements and laws, as determined by the Administrator.

(b)    Legending and Other Considerations. The Administrator may require each Person acquiring Shares to represent to and agree with the Company in writing that such Person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer which the Administrator determines, in its sole discretion, arise under applicable securities laws or are otherwise applicable. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Shares may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(c)    Lock-Up Agreements. The Administrator may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Board or the Committee shall determine is necessary or desirable to further the Company’s interests.

(d)    No Right to Continued Service. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

(e)    Governing Law; Venue; Waiver of Jury Trial. The Plan and all Awards shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware. The agreed venue and method for resolving disputes relating to an Award Agreement or the Plan shall be as set forth in the applicable Award Agreement, or in the absence of such provision, as applies to disputes relating to or arising out of the Participant’s service with the Company and its Affiliates, including the termination thereof. Unless otherwise specifically provided by explicit reference to the jury waiver provision in this Section 14(e) in an applicable Award Agreement, each Participant, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT THE PARTICIPANT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THE PLAN OR ANY AWARD AGREEMENT, WHETHER ARISING BEFORE OR AFTER THE RESTATEMENT DATE, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF

THE COMPANY OR ANY OF ITS AFFILIATES OR THE PARTICIPANT MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE COMPANY AND ITS AFFILIATES, ON THE ONE HAND, AND THE PARTICIPANT, ON THE OTHER HAND, IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THE PLAN OR ANY AWARD AGREEMENT, AND THAT ANY SUCH PROCEEDING WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(f)    Certain Changes in Employment Status. Unless otherwise specifically provided in the applicable Award Agreement or otherwise, an Award (including an Option) shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the sole discretion of the Administrator. The Administrator shall follow applicable written policies (if any) of the Company, its Subsidiaries or Affiliates, including such rules, guidelines and practices as may be adopted pursuant to Section 3 hereof, as they may be in effect from time to time, with regard to such matters.

(g)    Notices. All notices, requests, consents and other communications with respect to the Plan or any Award Agreement to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 14(g)) or by a nationally recognized overnight courier. If to the Company, such notice shall be sent to Apollo Global Management, LLC, Attention: Global Head of Human Capital, 9 West 57th St. 48th Floor, New York, NY 10019. If to a Participant, such notice shall be delivered by hand or sent to the last home address of such Participant on file with the Company.

(h)    Regional Variation. The Administrator reserves the right to authorize the establishment of, and to grant Awards pursuant to, annexes, sub-plans or other supplementary documentation as the Administrator deems appropriate in light of local laws, rules and customs.

(i)    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Award by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. Each Participant, by accepting an Award, thereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

(j)    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants subject to Section 16 will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14(j), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(k)    Severability. If any provision of the Plan or an Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

(l)    Headings. The headings in the Plan and any Award Agreement are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof or thereof.

Section 15.    Effective Date.

The Plan initially became effective upon adoption by the Board and approval by the shareholders as of October 23, 2007. The Plan as amended, restated and renamed was adopted by the Board on June 19, 2019 and approved by the shareholders on June 20, 2019, in each case effective as of the twentieth day after the mailing of the associated information statement on Schedule 14C under the Exchange Act (the “Restatement Date”).

Section 16.    Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Restatement Date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 11 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 17.    Section 409A.

To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A, including, without limitation, any such regulations or other guidance that may be issued after the Restatement Date. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, it is intended that no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional U.S. tax under Section 409A upon a Participant. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A, the Company may take whatever actions the Administrator determines necessary or advisable to comply with, or exempt the Plan and Award Agreement from the requirements of, Section 409A. Furthermore, to the extent necessary to avoid the imposition of an additional tax under Section 409A, any payment of “deferred compensation” by the Company or any Subsidiary or Affiliate thereof (whether pursuant to the Plan or otherwise) arising solely due to a “separation from service” (and not by reason of the lapse of a “substantial risk of forfeiture”), as such terms are used in Section 409A, to a Participant who is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i) and Treasury Regulation §1.409A-1(i)(1), shall be delayed (to the extent otherwise payable prior to such date) and paid on the first day following the six-month period beginning on the date of the Participant’s separation from service under Section 409A (or, if earlier, upon the Participant’s death). Neither the Company, the Administrator nor any employee, director, advisor or representative of the Company or of any of its Affiliates shall have any (i) obligation to take any action to prevent the assessment of any penalty or tax on any Person under Section 409A for any Award, or (ii) liability to Participants or other Persons with respect to this Section 17 or Section 409A taxes or penalties.

Section 18.    Set-Off.

Unless otherwise expressly provided in an agreement between a Participant and the Company or an Affiliate, to the extent permitted by Section 409A, the Company or any Affiliate, as applicable, shall have the right to offset against any amount owed to a Participant any amounts that are due by such Participant to the Company or any Affiliate but unpaid.

Section 19.    Data Privacy.

(a)    For Participants who reside in the European Union or are associated with an Affiliate established in the European Union, the Company processes personal data in association with such Participants’ participation in the Plan as described in the European Union privacy notice in effect under the Plan from time to time, which notice is available upon request from the Company’s human capital department.

(b)    For other Participants, and to the extent permitted by law, as a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 19 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. This paragraph (b) applies to such other Participants. The Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). To the extent permitted by law, the Company and its Affiliates may transfer the Data among themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. To the extent permitted by law, through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Participant may elect to deposit any Shares. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human capital representative. The Company may cancel the Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact the Company’s human capital department.

[END OF PLAN]

Appendix B

APOLLO GLOBAL MANAGEMENT, LLC

2019 OMNIBUS EQUITY INCENTIVE PLAN FOR ESTATE PLANNING VEHICLES

Section 1.    Purpose of Plan.

The name of this plan is the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan for Estate Planning Vehicles. The purpose of the Plan is to provide additional incentive to selected employees, directors, and other service providers of the Company, its Subsidiaries or Affiliates (as hereinafter defined) whose contributions are integral to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts shall result in the long-term growth and profitability of the Company, and to enable Estate Planning Vehicles associated with Eligible Recipients to receive Awards. To accomplish these purposes, the Plan provides that the Company may (or may cause a Subsidiary or Affiliate to) grant (a) Options, (b) Share Appreciation Rights, (c) Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards, or (d) any combination of the foregoing. Upon a Conversion (as hereinafter defined), without the consent or action of any Person, the Plan shall be renamed to reflect the Company’s corporate name and conforming changes shall be made or deemed made to the Plan, Awards, Award Agreements and associated documentation.

Section 2.    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)    “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c)    “AOG” means the Apollo Operating Group.

(d)    “AOG Unit” refers to a unit in the Apollo Operating Group, which represents one limited partnership interest (or limited liability company interest, as applicable) in each of the limited partnerships and limited liability companies that comprise a part of the Apollo Operating Group and any securities issued or issuable in exchange for or with respect to such AOG Units (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

(e)    “Apollo Operating Group” has the meaning ascribed to such term in the most recent Annual Report of the Company on Form 10-K, as filed with the SEC from time to time.

(f)    “Award” means, individually or collectively, any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, unrestricted Share or Other Share-Based Award granted under the Plan.

(g)    “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(h)    A “Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The term “Beneficially Own” shall have a correlative meaning.

(i)    “Board” means AGM Management, LLC, a Delaware limited liability company and the sole manager of the Company, except that at such time as AGM Management, LLC ceases to have all management powers over the business and affairs of the Company in accordance with Section 6.1 of the LLC Agreement, or upon a Conversion, the “Board” shall mean the Board of Directors of the Company or any committee or subcommittee thereof that has been delegated, to the fullest extent permitted by law, the full power and authority of the Board of Directors of the Company.

(j)    “Cause” means, unless otherwise provided in an applicable Award Agreement, a termination of employment or service, based upon a finding by the Company, acting in good faith based on the information then available to it, after the occurrence of any of the following: (1) the Eligible Recipient is convicted or charged with a criminal offense; (2) the Participant’s or associated Eligible Recipient’s intentional violation of law in connection with any transaction involving the purchase, sale, loan or other disposition of, or the rendering of investment advice with respect to, any security, futures or forward contract, insurance contract, debt instrument, financial instrument or currency; (3) the Participant’s or associated Eligible Recipient’s dishonesty, bad faith, gross negligence, willful misconduct, fraud or willful or reckless disregard of duties in connection with the performance of any services on behalf of the Company or any of its Affiliates or the Participant’s or associated Eligible Recipient’s engagement in conduct which is injurious to the Company or any of its Affiliates, monetarily or otherwise; (4) the Participant’s or associated Eligible Recipient’s intentional failure to comply with any reasonable directive by a supervisor in connection with the performance of any services on behalf of the Company of any of its Affiliates; (5) the Participant’s or associated Eligible Recipient’s intentional breach of any material provision of an Award Agreement or any other agreements of the Company or any of its Affiliates; (6) the Participant’s or associated Eligible Recipient’s material violation of any written policies adopted by the Company or any of its Affiliates governing the conduct of persons performing services on behalf of the Company or such Affiliate or the Participant’s or associated Eligible Recipient’s non-adherence to Apollo’s policies and procedures or other applicable compliance manuals of the Company or any of its Affiliates; (7) the taking of or omission to take any action that has caused or substantially contributed to a material deterioration in the business or reputation of the Company or any of its Affiliates, or that was otherwise materially disruptive to the business or affairs of the Company or any of its Affiliates; provided, however, that the term Cause shall not include for this purpose any mistake of judgment made in good faith with respect to any transaction respecting a portfolio investment or account managed by the Company; (8) the failure by the Participant or associated Eligible Recipient to devote a significant portion of time to performing services as an agent of the Company without the prior written consent of the Company, other than by reason of death or Disability; (9) the obtaining by the Participant or associated Eligible Recipient of any material improper personal benefit as a result of a breach by such Person of any covenant or agreement (including, without limitation, a breach by the Participant or associated Eligible Recipient of the Company’s code of ethics or a material breach of other written policies furnished to the Participant or associated Eligible Recipient relating to personal investment transactions or of any covenant, agreement, representation or warranty contained in any limited partnership agreement, limited liability company agreement or similar agreement); or (10) the Participant’s or associated Eligible Recipient’s suspension or other disciplinary action against such Person by an applicable regulatory authority; provided, however, that if a failure, breach, violation or action or omission described in any of clauses (4) to (7) is capable of being cured, the Participant or associated Eligible Recipient has failed to do so after being given notice and a reasonable opportunity to cure. As used in this definition, “material” means “more than de minimis.”

(k)    “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) distribution (whether in the form of cash, Shares, or other property), share split or reverse share split, (iii) combination or exchange of shares, (iv) other change in structure, or (v) declaration of a distribution, which the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(l)    “Class A Shares” means (a) prior to a Conversion, the Class A Common Shares of the Company representing limited liability company interests in the Company, having such rights associated with such Class A Common Shares as set forth in the LLC Agreement, and (b) following a Conversion, the shares of Class A common stock of the Company, and in each case any equity securities issued or issuable in exchange for or with respect to such Class A Shares (i) by way of a distribution, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

(m)    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

(n)    “Committee” means the Board or any committee or subcommittee the Board that is delegated the power and authority of the Board or committee, as applicable, to administer the Plan from time to time. Unless otherwise determined by the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Shares are listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Governing Documents, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or by unanimous written consent of the Committee’s members.

(o)    “Company” means Apollo Global Management, LLC, a Delaware limited liability company, and any successors thereto or any continuation thereof, including by a Conversion.

(p)    “Consultant” means a consultant or advisor who is a natural person, engaged to render bona fide services to the Company or any Subsidiary or Affiliate thereof.

(q)    “Conversion” means a conversion (irrespective of how effected) of Apollo Global Management, LLC from a limited liability company to a corporation.

(r)     “Disabled” shall have the meaning provided under Section 409A(a)(2)(C) of the Code and “Disability” shall have a correlative meaning. Notwithstanding the foregoing or any other provision of this Plan, the definition of “Disabled,” “Disability” or any analogous term in an Award Agreement shall supersede the foregoing definition; provided, however, that if no definition of “Disabled,” “Disability” or any analogous term is set forth in such Award Agreement, the foregoing definition shall apply.

(s)    “Effective Date” has the meaning ascribed to such term in Section 15.

(t)    “Eligible Recipient” means an employee, director, partner, Consultant, member, LLP member (as that term is used in the Limited Liability Partnerships Act 2000 (UK)) of, or any other individual engaged by, the Company or any Subsidiary or Affiliate thereof, who has been selected as an eligible participant by the Administrator (and in respect of whom any reference to “employment” shall be interpreted as including a reference to the Eligible Recipient’s engagement by the Company or any Subsidiary or Affiliate thereof, in any capacity (including, for the avoidance of doubt, status as a member of a limited liability partnership or similar vehicle), as the case may require).

(u)    “Estate Planning Vehicle” means an estate planning vehicle (i) established for the exclusive benefit of an Eligible Recipient and/or such Eligible Recipient’s family members (as defined in Instruction A.1.(a)(5) of Form S-8 under the Securities Act, or a successor thereto), or (ii) in which the Eligible Recipient and/or the Eligible Recipient’s family members own 100% of the equity interests and more than 50% of the voting interest.

(v)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(w)    “Exercise Price” means the per share price (if any) at which a holder of an Award granted hereunder may purchase the Shares issuable upon exercise of such Award.

(x)    “Fair Market Value” as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that if the Share or other security is listed on a national securities exchange, the fair market value of such Share or other security on any date shall be its closing sale price reported on such date.

(y)    “Fund” means any pooled investment vehicle or similar entity sponsored or managed (directly or indirectly) by the Company or any of its Subsidiaries.

(z)    “Governing Documents” means the certificate of formation of the Company and the LLC Agreement or the successor governing documents of the Company as in effect from time to time, and, upon a Conversion, shall mean the certificate of incorporation and bylaws of the Company as in effect from time to time.

(aa)    “Investment” shall mean any investment (or similar term describing the results of the deployment of capital) as defined in the governing document of any Fund managed (directly or indirectly) by a member of the Apollo Operating Group.

(bb)    “LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Apollo Global Management, LLC, dated as of March 19, 2018, as amended or amended and restated from time to time.

(cc)    “LTIP Units” means Awards issued with respect to AOG Units, as more fully described in Section 10 below.

(dd)    “Option” means an option to purchase Shares granted pursuant to Section 7 hereof.

(ee)    “Other Share-Based Awards” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including but not limited to restricted units, distribution equivalent rights, LTIP Units or performance units, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(ff)    “Participant” means any Estate Planning Vehicle selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive grants of Options, Share Appreciation Rights, Awards of Restricted Shares, Awards of unrestricted Shares, Restricted Share Units, Performance Shares, Other Share-Based Awards or any combination of the foregoing, and any successor approved by the Administrator.

(gg)    “Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 9 below.

(hh)    “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, limited partnership, estate, trust, business association, organization, governmental entity or other entity.

(ii)    “Plan” means this Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan for Estate Planning Vehicles, as the same may be amended, modified or supplemented from time to time.

(jj)    “Portfolio Company” means any Person in which any Fund owns an Investment.

(kk)    “Restricted Shares” means Shares subject to certain restrictions granted pursuant to Section 9 below.

(ll)    “Restricted Share Units” means the right to receive Shares at the end of a specified period, or upon specified dates, granted pursuant to Section 9 below.

(mm)    “SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

(nn)    “Section 409A” means Section 409A of the Code and U.S. Department of Treasury regulations and interpretative guidance issued thereunder.

(oo)    “Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(pp)    “Shares” means the Company’s Class A Shares (as specified in the applicable Award Agreement) reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(qq)    “Share Appreciation Right” means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Share Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

(rr)    “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

(ss)    “2019 Plan” means the Apollo Global Management, LLC 2019 Omnibus Equity Incentive Plan (formerly known as the Apollo Global Management, LLC 2007 Omnibus Equity Incentive Plan), as the same may be amended, modified or supplemented from time to time.

Section 3.    Administration.

(a)    The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b)    Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)    to select those Estate Planning Vehicles that shall be Participants;

(2)    to determine whether and to what extent Options, Share Appreciation Rights, Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)    to determine the number of Shares to be covered by each Award granted hereunder;

(4)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Awards and Award Agreements (including, but not limited to, (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (ii) the performance goals and periods applicable to Awards of Performance Shares, (iii) the Exercise

Price, if any, of Awards, (iv) the vesting schedule (and, for unit Awards, Share issuance schedule) applicable to Awards, (v) the terms upon which Awards may be forfeited, (vi) the number of Shares subject to Awards, and (vii) any amendments or modifications to the terms and conditions of outstanding Awards, including, but not limited to, reducing the Exercise Price of such Awards, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

(5)    to determine the fair market value with respect to any Award;

(6)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of the associated Eligible Recipient’s employment for purposes of Options granted under the Plan;

(7)    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(8)    to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan;

(9)    to delegate its authority, in whole or in part, under this Section 3 to two or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Shares are listed;

(10)    to determine the manner and timing of sales or other dispositions of Shares received pursuant to an Award, including by requiring that any such disposition occur on a date or dates designated by the Company or Administrator and/or pursuant to a block trade; and

(11)    to determine at any time whether, to what extent and under what circumstances and by what method or methods (including in the form of cash or other property) Awards may be settled by the Company or any of its Subsidiaries or Affiliates. In the event of such determination, references to the Company shall be deemed to be references to the applicable Subsidiary or Affiliate thereof for purposes of the Plan as appropriate.

(c)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary or Affiliate thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary or Affiliate thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation. For purposes of clarity, the Administrator reserves the right not to honor an Eligible Recipient’s request that an Award be made to an Estate Planning Vehicle, in which event an award may (but shall not be required to) be granted to the Eligible Recipient under another shareholder-approved equity plan of the Company.

Section 4.    Shares Reserved for Issuance Under the Plan.

(a)    Subject to Section 5 hereof, the maximum number of Shares that may be delivered pursuant to Awards granted under the Plan shall be that number of shares available for grant under the 2019 Plan from time to time. The aggregate shares covered by awards granted during any fiscal year to or in respect of any single individual under the Plan or the 2019 Plan may equal, but shall not exceed (under both such plans collectively), (i) 10,000,000 shares subject to Options or Share Appreciation Rights or (ii) 10,000,000 shares subject to Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards. Notwithstanding the foregoing, the number of shares granted under the 2019 Plan after the Effective

Date shall reduce the number of shares available for grant under the Plan (except that, for purposes of clarity, Shares subject to awards granted under the 2019 Plan that are forfeited, cancelled, exchanged or surrendered such that they again become available for new awards under the 2019 Plan shall thereby increase the number of Shares available for new Awards under the Plan), and the number of shares granted under the Plan shall reduce the number of shares available for grant under the 2019 Plan.

(b)    Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company or an Affiliate or Subsidiary thereof in the open market, in private transactions or otherwise. If any Shares subject to an Award under the Plan are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to or in respect of the Participant or associated Eligible Recipient, the Shares with respect to such Award shall not, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for outstanding or new Awards under the Plan.

Section 5.    Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, in the manner to be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares subject to outstanding Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted Shares or Other Share-Based Awards granted under the Plan, and (iv) annual Award limits or other value determinations (such as performance targets or vesting criteria) applicable to Shares subject to outstanding Awards; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Equitable substitutions or adjustments shall also be made if the Administrator determines in its sole discretion that such adjustment is necessary in order to avoid an adverse impact on the value of any outstanding Award granted hereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator shall take such action as is necessary to adjust the outstanding Awards to reflect the Change in Capitalization, including, but not limited to, the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property of the aggregate fair market value of the Shares covered by such Award under the circumstances (unless otherwise elected by the Administrator, to the extent then vested), reduced by the aggregate Exercise Price or purchase price thereof, if any, or the cancellation of any exercisable vested awards (e.g., Options or Share Appreciation Rights) not exercised within a specified period of time. Notwithstanding the foregoing, no such adjustment shall cause any Award that is subject to Section 409A to fail to comply with the requirements of such section, provided that under no circumstances shall the Company, the Administrator or any Affiliate or agent thereof have any liability to any Participant or associated Person as a result of any such failure. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.    Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Estate Planning Vehicles identified by Eligible Recipients.

Section 7.    Options.

(a)    General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, provided that the Exercise Price of any Option shall not be less than 100% of the Fair Market Value of the Shares on the date of grant unless the Participant is not subject to Section 409A or the Option is otherwise designed to be compliant with Section 409A.

(c)    Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

(d)    Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a Share.

(e)    Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which, (x) in the case of unrestricted Shares acquired upon exercise of an Option, have been held by the Participant for such period as may be established from time to time by the Administrator in order to avoid adverse accounting treatment under applicable accounting principles, and (y) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f)    Rights as Shareholder. A Participant shall have no rights to distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 13 hereof and, if requested, has given the representation described in paragraph (b) of Section 14 hereof or in the applicable Award Agreement.

(g)    Transfers of Options. Except as otherwise determined by the Administrator, no Option granted under the Plan shall be transferable by a Participant other than by will or by the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative. The Administrator may, in its sole discretion, subject to applicable law, permit the gratuitous transfer during a Participant’s lifetime of an Option, (i) by gift to a member of the Participant’s immediate family, (ii) by transfer by instrument to a trust for the benefit of such immediate family members, or (iii) to a partnership or limited liability company in which such family members are the only partners or members; provided, however, that, in addition to such other terms and conditions as the Administrator may determine in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. Each permitted transferee shall agree to be bound by the provisions of this Plan and the applicable Award Agreement.

(h)    Termination of Employment or Service.

(1)    Unless the applicable Award Agreement provides otherwise, in the event that the employment or service with the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with a Participant shall terminate for any reason other than Cause, Disability, or death, (x) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (y) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(h)(1) shall be extended to one year after the date of such termination in the event of the death during such 90-day period of the Eligible Recipient associated with a Participant. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)    Unless the applicable Award Agreement provides otherwise, in the event that the employment or service with the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with a Participant shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3)    In the event of the termination for Cause of the employment or service of the Eligible Recipient associated with a Participant, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

Section 8.    Share Appreciation Rights.

(a)    General. Share Appreciation Rights may be granted either alone (“Standalone Rights”) or in conjunction with all or part of any other Award granted under the Plan (“Tandem Rights”). Tandem Rights may be granted either at or after the time of the grant of such Award. The Administrator shall determine the Estate Planning Vehicles to which, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Tandem Right may be granted for more Shares than are subject to the Award to which it relates and (unless the Participant is not subject to Section 409A or the Share Appreciation Right is otherwise designed to be compliant with Section 409A) any Share Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of such Shares on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)    Awards. The prospective recipient of a Share Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of 60 days (or such other period as the Administrator may specify) after the award date. Participants who are granted Share Appreciation Rights shall have no rights as shareholders of the Company with respect to the grant or exercise of such rights.

(c)    Exercisability.

(1)    Share Appreciation Rights that are Standalone Rights (“Standalone Share Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(2)    Share Appreciation Rights that are Tandem Rights (“Tandem Share Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Awards to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d)    Payment Upon Exercise.

(1)    Upon the exercise of a Standalone Share Appreciation Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value of a Share as of the date of exercise over the price per Share specified in the Standalone Share Appreciation Right multiplied by the number of Shares in respect of which the Standalone Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(2)    A Tandem Right may be exercised by a Participant by surrendering the applicable portion of the related Award. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value of a Share as of the date of exercise over the Exercise Price specified in the related Award (which price shall be no less than 100% of the Fair Market Value of such Share on the date of grant unless the Participant is not subject to Section 409A or the Tandem Right is otherwise designed to be compliant with Section 409A) multiplied by the number of Shares in respect of which the Tandem Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Awards that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Tandem Rights have been so exercised.

(3)    Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(e)    Non-Transferability.

(1)    Standalone Share Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 7 of the Plan.

(2)    Tandem Share Appreciation Rights shall be transferable only when and to the extent that the underlying Award would be transferable, if it were an Option, under Section 7 of the Plan.

(f)    Termination of Employment or Service.

(1)    In the event of the termination of employment or service with the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with a Participant who has been granted one or more Standalone Share Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(2)    In the event of the termination of employment or service with the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with a Participant who has been granted one or more Tandem Share Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement for the Award to which the Tandem Share Appreciation Right relates.

(g)    Term.

(1)    The term of each Standalone Share Appreciation Right shall be fixed by the Administrator, but no Standalone Share Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(2)    The term of each Tandem Share Appreciation Right shall be the term of the Award to which it relates, but no Tandem Share Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 9.    Restricted Shares, Restricted Share Units and Performance Shares.

(a)    General. Awards of Restricted Shares, Restricted Share Units or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Estate Planning Vehicles to which, and the time or times at which, Awards of Restricted Shares, Restricted Share Units or Performance Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Share Units or Performance Shares; the “Restricted Period” (as defined in the applicable Award Agreement), if any, applicable to Awards of Restricted Shares or Restricted Share Units; the performance objectives applicable to Awards of Restricted Shares, Restricted Share Units or Performance Shares; and all other conditions of Awards of Restricted Shares, Restricted Share Units and Performance Shares. The Administrator may also condition the grant of the award of Restricted Shares, Restricted Share Units or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit its Restricted Shares, Restricted Share Units or Performance Shares. The provisions of Awards of Restricted Shares, Restricted Share Units or Performance Shares need not be the same with respect to each Participant.

(b)    Awards and Certificates. The prospective recipient of Awards of Restricted Shares, Restricted Share Units or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of 60 days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 9, (i) each Participant who is granted an Award of Restricted Shares or Performance Shares shall be issued a certificate in respect of such Restricted Shares or Performance Shares (or such other appropriate evidence of ownership, including book entry, as determined by the Administrator), and (ii) such certificate (or other evidence of ownership) shall be registered in the name of the Participant, and, if appropriate, shall bear a legend referring to the terms, conditions and restrictions applicable to any such Award.

(1)    The Company may require that any certificates evidencing Restricted Shares or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares or Performance Shares, the Participant shall have delivered a power of attorney, endorsed in blank, relating to the Shares covered by such Award.

(2)    With respect to Awards of Restricted Share Units, at such times as are indicated in the applicable Award Agreement, certificates (or such other appropriate evidence of ownership, including book entry, as determined by the Administrator) in respect of such Restricted Share Units shall be delivered to the Participant, or its legal representative, in a number equal to the number of Shares the Participant is entitled to be issued pursuant to the terms of the Award Agreement.

(c)    Restrictions and Conditions. Awards of Restricted Shares, Restricted Share Units and Performance Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(1)    Subject to the provisions of the Plan and except as otherwise provided in the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant, the Participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares, Restricted Share Units or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the termination of employment or service (as a director, partner or Consultant) of the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with the Participant, and such Eligible Recipient’s death or Disability.

(2)    Except as otherwise provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Shares subject to Awards of Restricted Share Units until such Shares are issued in accordance with the terms of the Award Agreement. Except as may be provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares or Performance Shares; provided, however, that unless otherwise provided in the Award Agreement, the Participant shall not have rights to any distributions declared on unvested Restricted Shares or Performance Shares.

(3)    The rights of a Participant, upon termination during the Restricted Period of the associated Eligible Recipient’s employment or service as a director or Consultant to the Company, or to any Subsidiary or Affiliate thereof, in respect of Awards of Restricted Shares, Restricted Share Units or Performance Shares granted to such Participant, shall be set forth in the Award Agreement or another authorized written instrument and subject to the Plan.

Section 10.    Other Share-Based Awards.

(a)    The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement, including, but not limited to, Awards of LTIP Units, Awards of restricted units and unrestricted Shares and Awards that are valued in whole or in part by reference to Shares, including Awards valued by reference to book value, fair value or performance of an Affiliate or Subsidiary, other interests or AOG Units, including distribution equivalent rights and performance units of any of the foregoing. Other Share-Based Awards may be granted as free-standing Awards or in tandem with other Awards under the Plan. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any performance goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. The Administrator may, in its sole discretion, settle such Other Share-Based Awards for cash or other property as appropriate. The provisions of Other Share-Based Awards need not be the same with respect to each Participant.

(b)    LTIP Units may be granted as free-standing Awards or in tandem with other Awards under the Plan, and may be valued by reference to the Shares, and will be subject to such other conditions and restrictions as the Administrator, in its sole discretion, may determine, including, but not limited to, continued employment or service of the associated Eligible Recipient, computation of financial metrics and/or achievement of pre-established performance goals and objectives. LTIP Unit Awards, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Shares corresponding to the LTIP Unit or other distributions from AOG and the Administrator may provide in the applicable Award Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares or LTIP Units. The LTIP Units granted under the Plan, subject to such terms and conditions as may be determined by the Administrator in its sole discretion, including, but not limited to the conversion ratio, may be exchanged for Shares in accordance with applicable Company agreement(s) governing such exchanges. LTIP Units may be structured as “profits interests,” “capital interests” or other types of interests for federal income tax purposes. The Administrator has the authority to determine the number of Shares underlying an Award of LTIP Units in light of all applicable circumstances, including performance-based vesting conditions, operating partnership “capital account allocations,” partnership or other operating agreements with respect to AOG, the Code, or value accretion factors and conversion ratios.

(c)    Subject to the provisions of the Plan and except as otherwise provided in the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant, the Participant shall not be permitted to sell, transfer, pledge or assign any Other Share-Based Awards awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the termination of employment or service as a director, partner or Consultant of the Company, or any Subsidiary or Affiliate thereof, of the Eligible Recipient associated with the Participant, or such Eligible Recipient’s death or Disability.

Section 11.    Amendment and Termination.

The Board may amend, alter or terminate the Plan, but, subject to Sections 5 and 17 of the Plan, no amendment, alteration or termination shall be made that would materially impair the rights of a Participant under any Award theretofore granted without the consent of either the Participant or the associated Eligible Recipient. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Shares are listed or other law, in each case to the extent applicable. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Sections 5 and 17, no such amendment shall materially impair the rights of any Participant without the consent of either the Participant or the associated Eligible Recipient. Notwithstanding the foregoing, such consent shall not be required to the extent the Administrator, in its sole discretion, determines that an amendment, alteration or termination of the Plan or an Award is required or advisable (i) in order for the Company, the Plan or the Award to satisfy any law or regulation, to meet the requirements of any accounting standard or to correct an administrative error, or to reflect or give effect to a change in law, or (ii) to ensure compliance with the Exchange Act or another applicable law, or any rules or regulations promulgated thereunder.

Section 12.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 13.    Withholding Taxes.

The Eligible Recipient associated with each Participant shall, no later than the date as of which the value of an Award first becomes subject to tax for U.S. federal, state or local income or other tax purposes and/or for any non-U.S. tax purposes, pay to the Company or any of its Subsidiaries or Affiliates (as determined by the Administrator), or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld or accounted for by the Company or any of its Subsidiaries or Affiliates with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company or its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company or its Subsidiaries or Affiliates shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements (or local taxes required to be accounted for by the Company or its Subsidiaries or Affiliates) related thereto. Whenever Shares are to be delivered pursuant to an Award or taxes otherwise become due with respect to an Award, the Company shall have the right to require the Participant or the associated Eligible Recipient to remit to the Company or its Subsidiaries or Affiliates in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements (or local taxes required to be accounted for by the Company or its Subsidiaries or Affiliates) related thereto. In addition, the Company or its Subsidiaries or Affiliates, and associated Eligible Recipients who are subject to Section 16 of the Exchange Act in relation to the Company, may elect to satisfy the foregoing requirement by withholding from delivery Shares having a value equal to not more than the amount of tax permitted to be withheld or paid without triggering liability accounting or other adverse accounting treatment under applicable accounting standards (or, with the approval of the Administrator, (i) such method may be elected by an associated Eligible Recipient who is not subject to Section 16, or (ii) a Participant or associated Eligible Recipient may deliver already owned unrestricted Shares). Such shares shall be valued at their fair market value on the date that the amount of tax to be withheld or paid is determined. Solely for this purpose, fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company, its Subsidiaries or Affiliates may also use any other method or procedure of obtaining the necessary payment or proceeds, as permitted by law, to satisfy their withholding or other tax obligations with respect to any Option or other Award and the Participant and associated Eligible Recipient shall comply with any reasonable requests made by the Company, its Subsidiaries or Affiliates to complete and execute documentation necessary to implement such method or procedure.

Section 14.    General Provisions.

(a)    Compliance with Law. Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant rules and provisions of law, including, without limitation, the Securities Act, the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the requirements of any stock exchange upon which the Shares may then be listed, and the requirements for the treatment intended by the Company under applicable accounting rules, and shall be further subject to the approval of the Administrator with respect to such compliance. The Company shall be under no obligation to register the Shares pursuant to the Securities Act or any other federal or state securities laws. The Shares subject to Awards granted under the Plan are not expected to be registered on Form S-8 under the Securities Act (and Shares issued under the Plan are therefore expected to be “restricted securities” within the meaning of Rule 144 under the Securities Act) but the Administrator reserves the right, in its sole discretion, to register the Shares to the extent permitted by applicable law as in effect from time to time. Any disposition of Shares received pursuant to an Award shall be subject to compliance with the foregoing rules, requirements and laws, as determined by the Administrator.

(a)    Legending and Other Considerations. The Administrator may require each Person acquiring Shares to represent to and agree with the Company in writing that such Person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer which the Administrator determines, in its sole discretion, arise under applicable securities laws or are otherwise applicable. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Shares may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)    Lock-Up Agreements. The Administrator may require a Participant receiving Shares pursuant to the Plan or the associated Eligible Recipient, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Board or the Committee shall determine is necessary or desirable to further the Company’s interests.

(c)    No Right to Continued Service. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

(d)    Governing Law; Venue; Waiver of Jury Trial. The Plan and all Awards shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware. The agreed venue and method for resolving disputes relating to an Award Agreement or the Plan shall be as set forth in the applicable Award Agreement, or in the absence of such provision, as applies to disputes relating to or arising out of the service with the Company and its Affiliates, including the termination thereof, of the Eligible Recipient associated with the Participant. Unless otherwise specifically provided by explicit reference to the jury waiver provision in this Section 14(e) in an applicable Award Agreement, each Participant and associated Eligible Recipient, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT SUCH PERSON WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THE PLAN OR ANY AWARD AGREEMENT, WHETHER ARISING BEFORE OR AFTER THE EFFECTIVE DATE, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THE COMPANY OR ANY OF ITS AFFILIATES OR THE PARTICIPANT OR ASSOCIATED ELIGIBLE RECIPIENT MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE COMPANY AND ITS AFFILIATES, ON THE ONE HAND, AND THE PARTICIPANT AND ASSOCIATED ELIGIBLE RECIPIENT, ON THE OTHER HAND, IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THE PLAN OR ANY AWARD AGREEMENT, AND THAT ANY SUCH PROCEEDING WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(e)    Certain Changes in Employment Status. Unless otherwise specifically provided in the applicable Award Agreement or otherwise, an Award (including an Option) shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of the Eligible Recipient associated with a Participant, in the sole discretion of the Administrator. The Administrator shall follow applicable written policies (if any) of the Company, its Subsidiaries or Affiliates, including such rules, guidelines and practices as may be adopted pursuant to Section 3 hereof, as they may be in effect from time to time, with regard to such matters.

(f)    Notices. All notices, requests, consents and other communications with respect to the Plan or any Award Agreement to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 14(g)) or by a nationally recognized overnight courier. If to the Company, such notice shall be sent to Apollo Global Management, LLC, Attention: Global Head of Human Capital, 9 West 57th St. 48th Floor, New York, NY 10019. If to a Participant, such notice shall be delivered by hand or sent to the last address of the Participant or associated Eligible Recipient on file with the Company.

(g)    Regional Variation. The Administrator reserves the right to authorize the establishment of, and to grant Awards pursuant to, annexes, sub-plans or other supplementary documentation as the Administrator deems appropriate in light of local laws, rules and customs.

(h)    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Award by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. Each Participant (and each associated Eligible Recipient), by the Participant’s acceptance of an Award, thereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

(i)    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that

Participants subject to Section 16 will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14(j), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(j)    Severability. If any provision of the Plan or an Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

(k)    Headings. The headings in the Plan and any Award Agreement are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof or thereof.

Section 15.    Effective Date.

The Plan was adopted by the Board on June 19, 2019 and approved by the shareholders on June 20, 2019, in each case effective as of the twentieth day after the mailing of the associated information statement on Schedule 14C under the Exchange Act (the “Effective Date”).

Section 16.    Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 11 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 17.    Section 409A.

To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, it is intended that no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional U.S. tax under Section 409A upon a Participant. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A, the Company may take whatever actions the Administrator determines necessary or advisable to comply with, or exempt the Plan and Award Agreement from the requirements of, Section 409A. Furthermore, to the extent necessary to avoid the imposition of an additional tax under Section 409A, any payment of “deferred compensation” by the Company or any Subsidiary or Affiliate thereof (whether pursuant to the Plan or otherwise) arising solely due to a “separation from service” (and not by reason of the lapse of a “substantial risk of forfeiture”), as such terms are used in Section 409A, to an associated Eligible Recipient who is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i) and Treasury Regulation §1.409A-1(i)(1), shall be delayed (to the extent otherwise payable prior to such date) and paid on the first day following the six-month period beginning on the date of the Participant’s separation from service under Section 409A (or, if earlier, upon the Participant’s death). Neither the Company, the Administrator nor any employee, director, advisor or representative of the Company or of any of its Affiliates shall have any (i) obligation to take any action to prevent the assessment of any penalty or tax on any Person under Section 409A for any Award, or (ii) liability to Participants or other Persons with respect to this Section 17 or Section 409A taxes or penalties.

Section 18.    Set-Off.

Unless otherwise expressly provided in an agreement between a Participant and the Company or an Affiliate, to the extent permitted by Section 409A, the Company or any Affiliate, as applicable, shall have the right to offset against any amount owed to a Participant any amounts that are due by such Participant or associated Eligible Recipient to the Company or any Affiliate but unpaid.

Section 19.    Data Privacy.

(a)    For associated Eligible Recipients and Participants who reside in the European Union or are associated with an Affiliate established in the European Union, the Company processes personal data in association with Participants’ participation in the Plan as described in the European Union privacy notice in effect under the Plan from time to time, which notice is available upon request from the Company’s human capital department.

(b)    For other Participants and associated Eligible Recipients, and to the extent permitted by law, as a condition of receipt of any Award, each Participant and associated Eligible Recipient explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 19 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. This paragraph (b) applies to such other Participants. The Company and its Affiliates may hold certain personal information about a Participant or Eligible Recipient, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). To the extent permitted by law, the Company and its Affiliates may transfer the Data among themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s or Eligible Recipient’s country, or elsewhere, and such country may have different data privacy laws and protections than the recipients’ country. To the extent permitted by law, through acceptance of an Award, each Participant and associated Eligible Recipient authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Participant may elect to deposit any Shares. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human capital representative. The Company may cancel the Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant or associated Eligible Recipient refuses or withdraws his, her or its consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact the Company’s human capital department.

Section 20.    Tax Considerations; Eligible Recipient.

(a)    None of the Company, its Subsidiaries, its Affiliates, or their respective directors, officers, managers, partners, members, agents, advisors or employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state, local and non-U.S. income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant or its associated Eligible Recipient on account of participation in the Plan. Each Participant and its associated Eligible Recipient hereby agree to prepare and file all applicable federal, state and local income, estate and gift tax returns reporting the tax effects of each Award issued by the Company to such Participant.

(b)    Any requirements or obligations under the Plan or any partnership agreement, limited liability company agreement, or other agreement relating to Awards granted hereunder (or any arrangement arising in connection therewith) specific to the Eligible Recipient associated with a Participant, including, without limitation, vesting requirements, filing of tax elections (including under Section 83(b) of the Code), and compliance with restrictive covenants and applicable law and policies, shall continue to apply to such Eligible Recipient following the date of grant, and the Eligible Recipient’s conduct may therefore affect the value of such Awards (and associated Shares).

[END OF PLAN]